STATEMENT OF ADDITIONAL INFORMATION

VICTORY INSTITUTIONAL FUNDS

Victory Institutional Diversified Stock Fund

Ticker Symbol: VIDSX

March 1, 2017

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the  Fund’s prospectus, dated March 1, 2017, as it may be amended or supplemented from time to time (the “Prospectus”). Copies of the Prospectus can be obtained without charge upon request made to Victory Funds, P.O.  Box 182593, Columbus, Ohio 43218-2593, or by calling toll free 800-539-FUND (800-539-3863).

The Fund’s financial statements, including the Financial Highlights for the fiscal year ended October 31, 2016, as presented in the 2016 annual reports to shareholders, and the reports to shareholders therein of Ernst & Young LLP, the Fund’s independent registered public accounting firm, appearing therein, are incorporated by reference into this SAI. You may obtain a copy of the Fund’s most recent annual report at no charge by writing to the address or calling the phone number noted above.

STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION

Victory Institutional Funds (the “Trust”) was organized as a Delaware statutory trust on August 1, 2003. The Trust is an open-end management investment company consisting of one series of units of beneficial interest (“shares”) of the Victory Institutional Diversified Stock Fund (the “Fund”). The outstanding shares represent interests in the Fund.

Victory Capital Management Inc. (the “Adviser” or “Victory Capital”), is the Fund’s investment adviser. The Fund’s investment objective, restrictions and policies are more fully described here and in the Fund’s Prospectus. The Trust’s Board of Trustees (the “Board” or “Trustees”) may organize and offer shares of a new fund or new share class of the Fund or liquidate the Fund or share class at any time.

Much of the information contained in this SAI expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Prospectus.

INVESTMENT OBJECTIVE, POLICIES AND LIMITATIONS

Investment Objective

The Fund’s investment objective is fundamental, meaning it may not be changed without a vote of the holders of a majority of the Fund’s outstanding voting securities. There can be no assurance that the Fund will achieve its investment objective.

Investment Policies and Limitations of the Fund

Unless a policy of the Fund is expressly deemed to be a fundamental policy of the Fund, changeable only by an affirmative vote of the holders of a majority of the Fund’s outstanding voting securities, the Fund’s policies are non-fundamental and may be changed without a shareholder vote.

The Fund may, following notice to its shareholders, employ other investment practices that presently are not contemplated for use by the Fund or that currently are not available but that may be developed to the extent such investment practices are both consistent with the Fund’s investment objective and legally permissible for the Fund.  Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the Fund’s Prospectus.

The Fund’s classification and sub-classification is a matter of fundamental policy.  The Fund is classified as an open-end investment company. The Fund is sub-classified as a diversified investment company, which under the Investment Company Act of 1940, as amended (the “1940 Act”) means that, with respect to 75% of its total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, (i) more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer or (ii) more than 10% of the outstanding voting securities of the issuer would be held by the Fund (this limitation does not apply to obligations of the U.S. Government, its agencies or instrumentalities and securities of other investment companies). The Fund is not subject to this limitation with respect to the remaining 25% of its total assets.

Under the United States Internal Revenue Code of 1986, as amended (the “Code”), to qualify as a regulated investment company, the Fund must meet certain diversification requirements (among other requirements) as determined at the close of each quarter of each taxable year. For instance, no more than 25% of the Fund’s assets can be invested, including through corporations in which the Fund owns 20% or more voting stock interest, in the securities of any one issuer other than U.S. Government securities and securities of other regulated investment companies, or of two or more issuers which the regulated investment company controls and which are engaged in the same, similar, or related trades or businesses, or of one or more publicly traded partnerships. In addition, at least 50% of the market value of the Fund’s assets must be represented by cash or cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer.

The policies and limitations stated in this SAI supplement the Fund’s investment policies set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a “senior security” under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations. If the value of the Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trust’s Board will consider what actions, if any, are appropriate to maintain adequate liquidity.

Fundamental Investment Policies and Limitations of the Fund

The following investment policies and limitations are fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding voting shares, as defined under the 1940 Act.

1.             Senior Securities

The Fund may not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

The Securities and Exchange Commission (the “SEC”) takes the position that transactions that have the effect of increasing the leverage of the capital structure of a fund are the economic equivalent of borrowing, and they can be viewed as a type of borrowing known as a “senior security” for purposes of the 1940 Act.  Examples of such transactions and trading practices include reverse repurchase agreements; mortgage-dollar-roll transactions; selling securities short (other than selling short “against the box”); buying and selling certain derivatives contracts, such as futures contracts; writing or selling put and call options; engaging in sale-buybacks; firm commitment and standby commitment agreements; when-issued, delayed delivery and forward commitment transactions; and other similar transactions.  A transaction will not be considered to constitute the issuance by a fund of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% minimum asset coverage requirement otherwise applicable to borrowings by a fund, if the fund maintains an offsetting financial position by segregating liquid assets (as determined by the Adviser under the general oversight of the Board) at least equal to the value of the fund’s potential economic exposure as measured daily on a mark-to-market basis; or otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively defined as “covers” the transaction).  In most cases the fund need not physically segregate the assets. Instead, the fund’s custodian may note on the fund’s books the assets that are “segregated.” Segregated liquid assets may not be used to cover other obligations, and if disposed of, must be replaced. In order to comply with the applicable regulatory requirements regarding cover, a fund may be required to buy or sell securities at a disadvantageous time or when the prices then available are deemed disadvantageous.  In addition, segregated assets may not be readily available to satisfy redemption requests or for other purposes.

2.             Underwriting

The Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities.

3.             Borrowing

The Fund may not borrow money, except as permitted under the 1940 Act, or by order of the SEC and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

The Fund’s ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no action letters, interpretations, and other pronouncements issued from time to time by regulatory authorities, including the SEC and its staff.  Under the 1940 Act, the Fund is required to maintain continuous asset coverage (that is, total assets including the proceeds of borrowings, less liabilities excluding borrowings) of not less than 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary purposes.  Any borrowings for temporary purposes in excess of 5%  are subject to the minimum 300% asset coverage requirement.  If the value of the assets set aside to meet the 300% asset coverage were to decline below 300% due to market fluctuations or other causes, the Fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and comply with the 300% minimum asset coverage requirement, even in circumstances where it is considered disadvantageous from an investment perspective to sell securities at that time or at the prices then available.

4.             Real Estate

The Fund may not purchase or sell real estate unless acquired as a result of direct ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in the following: (i) securities or other instruments backed by real estate; (ii) securities of real estate operating companies; or (iii) securities of companies engaged in the real estate business, including real estate investment trusts. This restriction does not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in such activities.

5.             Lending

The Fund may not make loans, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

Generally, the 1940 Act prohibits loans if a fund’s investment policies do not permit loans, and if the loans are made, directly or indirectly, to persons deemed to control or to be under common control with the registered investment company.

6.             Commodities

The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

7.             Concentration

The Fund may not concentrate its investments in a particular industry, as the term “concentration” is used in the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction. This restriction shall not prevent the Fund from investing all of its assets in a “master” fund that has adopted similar investment objectives, policies and restrictions.

Concentration means investing more than 25% of the Fund’s net assets in a particular industry or a specified group of industries.

Non-Fundamental Investment Policies and Limitations

The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Trustees.

1.             Illiquid Securities

The Fund may not invest more than 15% of its net assets in illiquid securities.

Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and, in the usual course of business, at approximately the price at which the Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under the Securities Act shall not be deemed illiquid solely by reason of being unregistered. The Adviser, under the oversight of the Board, determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

2.             Short Sales and Purchases on Margin

The Fund may not make short sales of securities, other than short sales “against the box,” or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.

3.             Other Investment Companies

The Fund may not purchase the securities of any registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act, which permits operation as a “fund of funds.”

Except as provided in the next paragraph and as described further below under “Other Pooled Investment Vehicles, the Fund may not (1) invest more than 5% of its total assets in the securities of any one investment company; (2) own more than 3% of the securities of any one investment company; or (3) invest more than 10% of its total assets in the securities of other investment companies.

The Fund may purchase and redeem shares issued by a money market fund without limit, provided that either: (1) the Fund pays no “sales charge” or “service fee” (as each of those terms is defined in the FINRA Conduct Rules); or (2) the Adviser waives its advisory fee in an amount necessary to offset any such sales charge or service fee.

Secondary Investment Strategies. In addition to the investment strategies described in the Prospectus, the Fund may invest up to 20% of its total assets in preferred stocks, investment grade corporate debt securities, short-term debt obligations and U.S. government obligations; and may, but is not required to, use derivative instruments.

INVESTMENT PRACTICES, INSTRUMENTS AND RISKS

In addition to the Fund’s principal investment strategy and the principal risks described in the Prospectus, the Fund may, but will not necessarily, employ other investment practices and may be subject to additional risks which are described further below. The Fund may, but will not necessarily, engage in each of the practices.

The Fund may, following notice to shareholders, take advantage of other investment practices that presently are not contemplated for use by the Fund or that currently are not available but that may be developed, to the extent such investment practices are both consistent with the Fund’s investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the Fund’s Prospectus and this SAI.

Temporary Defensive Measures. For temporary defensive purposes in response to market conditions, the Fund may hold up to 100% of its assets in cash or high quality, short-term obligations such as domestic and foreign commercial paper (including variable-amount master demand notes), bankers’ acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. (See “International and Foreign Investments” for a description of risks associated with investments in foreign securities.) These temporary defensive measures may result in performance that is inconsistent with the Fund’s investment objective.

Short Sales Against-the-Box. The Fund will not make short sales of securities, other than short sales “against-the-box.” In a short sale against-the-box, the Fund sells a security that it owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund will enter into short sales against-the-box to hedge against unanticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

Debt Securities

Corporate Obligations.

Corporate debt obligations include bonds, debentures, and notes. Debentures represent unsecured promises to pay, while notes and bonds may be secured by mortgages on real property or security interests in personal property. Bonds include, but are not limited to, debt instruments with maturities of approximately one year or more, debentures, mortgage-related securities, and stripped government securities. Bonds, notes, and debentures in which the Fund may invest may differ in interest rates, maturities, and times of issuance. The market value of the Fund’s fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities also are subject to greater market fluctuations as a result of changes in interest rates. The Fund may invest up to 20% of its total assets in these obligations.

Changes by nationally recognized statistical rating organizations (“NRSROs”) in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Except under conditions of default, changes in the value of the Fund’s securities will not affect cash income derived from these securities but may affect the Fund’s net asset value per share (“NAV”).

Convertible and Exchangeable Debt Obligations. A convertible debt obligation is typically a bond or preferred stock that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible debt obligations are usually senior to common stock in a corporation’s capital structure, but usually are subordinate to similar non-convertible debt obligations. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible debt obligation), a convertible debt obligation also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. The Fund may invest in convertible and exchangeable debt obligations without limit.

An exchangeable debt obligation is debt that is redeemable in either cash or a specified number of common shares of a company different from the issuing company. Exchangeable debt obligations have characteristics and risks similar to those of convertible debt obligations and behave in the market place the same way as convertible debt obligations.

In general, the market value of a convertible debt obligation is at least the higher of its “investment value” (i.e., its value as a fixed income security) or its “conversion value” (i.e., the value of the underlying share of common stock if the security is converted). As a fixed-income security, a convertible debt obligation tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible debt obligation also is influenced by the market value of the security’s underlying common stock. Thus, the price of a convertible debt obligation tends to increase as the market value of the underlying stock increases, and tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible debt obligations generally entail less risk than investments in the common stock of the same issuer.

Securities received upon conversion of convertible debt obligations or upon exercise of call options or warrants forming elements of synthetic convertibles (described below) may be retained temporarily to permit orderly disposition or to defer realization of gain or loss for federal tax purposes, and will be included in calculating the amount of the Fund’s total assets invested in true and synthetic convertibles.

The Fund may invest in securities convertible into common stock, such as convertible bonds, convertible notes, and convertible preferred stocks. In making investment decisions involving convertible securities, the Adviser considers the attractiveness of the underlying common stock, the financial condition of the issuer, the effect on portfolio diversification, equity sensitivity or delta, current income or yield, upside/downside analysis (how the Adviser expects the convertible security to perform over a given time period given a change in the underlying common stock), convertible valuation (convertible price relative to its theoretical value), and the liquidity of the security.

Short-Term Corporate Obligations. Corporations and other business organizations may issue short-term obligations in order to finance their short-term credit needs. Corporate bonds in which the Fund may invest generally consist of those rated in the two highest rating categories of an NRSRO that possess many favorable investment attributes. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances. The Fund may invest up to 20% of its total assets in these instruments.

Demand Features. The Fund may acquire securities that are subject to puts and standby commitments (“demand features”) to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to obtain liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

Bankers’ Acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers’ acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100 million (as of the date of their most recently published financial statements).

Certificates of Deposit (“CDs”) are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. The Fund may invest in CDs and demand and time deposits of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100 million (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (the “FDIC”) or the Savings Association Insurance Fund.

Eurodollar CDs are U.S. dollar-denominated CDs issued by branches of foreign and domestic banks located outside the United States. Eurodollar time deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank.

Yankee CDs are CDs issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.

Canadian Time Deposits are U.S. dollar-denominated CDs issued by Canadian offices of major Canadian banks.

Commercial Paper is comprised of unsecured promissory notes, usually issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. The Fund will purchase only commercial paper rated in one of the two highest categories at the time of purchase by an NRSRO or, if not rated, found by the Adviser to present minimal credit risks and to be of comparable quality, in accordance with guidelines established by the Board, to instruments that are rated high quality (i.e., in one of the two top ratings categories) by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. For a description of the rating symbols of each NRSRO, see Appendix A to this SAI.

Short-Term Funding Agreements. Short-term funding agreements (sometimes referred to as guaranteed investment contracts or “GICs”) are issued by insurance companies. Pursuant to such agreements, the Fund makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits the Fund, on a monthly basis, guaranteed interest that is based on an index. The short-term funding agreement provides that this guaranteed interest will not be less than a certain minimum rate. Because the principal amount of a short-term funding agreement may not be received from the insurance company on seven days’ notice or less, the agreement is considered to be an illiquid investment and subject to the restrictions on investing in illiquid securities.  In determining dollar-weighted average portfolio maturity, a short-term funding agreement will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

Receipts are separately traded interest and principal component parts of bills, notes, and bonds issued by the U.S. Treasury that are transferable through the federal book entry system, known as “separately traded registered interest and principal securities” (“STRIPS”) and “coupon under book entry safekeeping” (“CUBES”). These instruments are issued by banks and brokerage firms and are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include U.S. Treasury receipts (“TRs”), U.S. Treasury investment growth receipts (“TIGRs”), and certificates of accrual on U.S. Treasury securities (“CATS”). The Fund may invest up to 20% of its total assets in receipts.

Investment Grade and High Quality Securities. The Fund may invest in “investment grade” obligations, which are those that are rated at the time of purchase within the four highest rating categories assigned by an NRSRO or, if unrated, are obligations that the Adviser determines to be of comparable quality. The applicable securities ratings are described in Appendix A to this SAI. “High-quality” short-term obligations are those obligations that, at the time of purchase, (1) possess a rating in one of the two highest ratings categories from at least one NRSRO (for example, commercial paper rated “A-1” or “A-2” by Standard & Poor’s (“S&P”) or “P-1” or “P-2” by Moody’s Investors Service (“Moody’s”)) or (2) are unrated by an NRSRO but are determined by the Adviser to present minimal credit risks and to be of comparable quality to rated instruments eligible for purchase by the Fund under guidelines adopted by the Board.

Loans and Other Direct Debt Instruments.  Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments also may include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand.

U.S. Government Obligations

U.S. Government Securities are obligations issued or guaranteed by the U.S. government, its agencies, and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund may invest up to 20% of its total assets in these securities.

Mortgage-Backed Securities

Mortgage-Backed Securities are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations and adjustable-rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities.

A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal, and prepayments (net of a service fee).

Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation’s scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity indicates. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities.

Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Fund may purchase mortgage-backed securities at a premium or at a discount. Among the U.S. government securities in which the Fund may invest are government mortgage-backed securities (or government guaranteed mortgage-related securities). Such guarantees do not extend to the value of yield of the mortgage-backed securities themselves or of the Fund’s shares. The Fund may invest up to 20% of its total assets in these securities.

Federal Farm Credit Bank Securities. A U.S. government-sponsored institution, the Federal Farm Credit Bank (“FFCB”) consolidates the financing activities of the component banks of the Federal Farm Credit System, established by the Farm Credit Act of 1971 to provide credit to farmers and farm-related enterprises. The FFCB sells short-term discount notes maturing in 1 to 365 days, short-term bonds with three- and six-month maturities and adjustable rate securities through a national syndicate of securities dealers. Several dealers also maintain an active secondary market in these securities. FFCB securities are not guaranteed by the U.S. government and no assurance can be given that the U.S. government will provide financial support to this instrumentality.

Federal Home Loan Bank Securities. Similar to the role played by the Federal Reserve System with respect to U.S. commercial banks, the Federal Home Loan Bank (“FHLB”), created in 1932, supplies credit reserves to savings and loans, cooperative banks and other mortgage lenders. FHLB sells short-term discount notes maturing in one to 360 days and variable rate securities, and lends the money to mortgage lenders based on the amount of collateral provided by the institution. FHLB securities are not guaranteed by the U.S. government, although FHLB may borrow under a line of credit from the U.S. Treasury.

U.S. Government Mortgage-Backed Securities. Certain obligations of certain agencies and instrumentalities of the U.S. government are mortgage-backed securities. Some such obligations, such as those issued by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of FFCB or the Federal Home Loan Mortgage Corporation (“FHLMC”), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies and instrumentalities if it is not obligated to do so by law.

GNMA is the principal governmental (i.e., backed by the full faith and credit of the U.S. government) guarantor of mortgage-backed securities. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and pools of Federal Housing Administration (“FHA”)-insured or Veteran Administration (“VA”)-guaranteed mortgages. Government-related (i.e., not backed by the full faith and credit of the U.S. government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest, but are not backed by the full faith and credit of the U.S. government.

GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA certificates that the Fund may purchase are the “modified pass-through” type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the “issuer” and GNMA, regardless of whether or not the mortgagor actually makes the payment.

The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the FHA or guaranteed by the VA. The GNMA guarantee is backed by the full faith and credit of the U.S. government. GNMA also is empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The estimated average life of a GNMA certificate is likely to be substantially shorter than the original maturity of the underlying mortgages. Prepayments of principal by mortgagors and mortgage foreclosures usually will result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates above par in the secondary market.

FHLMC Securities.

FHLMC was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages.  FHLMC issues two types of mortgage pass-through securities (“FHLMC Certificates”), mortgage participation certificates and collateralized mortgage obligations (“CMOs”).  Participation Certificates resemble GNMA Certificates in that each Participation Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool.  FHLMC guarantees timely monthly payment of interest on Participation Certificates and the ultimate payment of principal.  FHLMC Gold Participation Certificates guarantee the timely payment of both principal and interest.

FHLMC CMOs are backed by pools of agency mortgage-backed securities and the timely payment of principal and interest of each tranche is guaranteed by the FHLMC. Although the FHLMC guarantee is not backed by the full faith and credit of the U.S. government, FHLMC may borrow under a line of credit from the U.S. Treasury.

FNMA Securities. FNMA was established in 1938 to create a secondary market in mortgages insured by the FHA, but has expanded its activity to the secondary market for conventional residential mortgages. FNMA primarily issues two types of mortgage-backed securities, guaranteed mortgage pass-through certificates (“FNMA Certificates”) and CMOs. FNMA Certificates resemble GNMA certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates and CMOs. Although the FNMA guarantee is not backed by the full faith and credit of the U.S. government, FNMA may borrow under a line of credit from the U.S. Treasury.

Collateralized Mortgage Obligations. CMOs are securities backed by a pool of mortgages in which the principal and interest cash flows of the pool are channeled on a prioritized basis into two or more classes, or tranches, of bonds. The Fund may invest up to 20% of its total assets in these securities.

Non-Government Mortgage-Backed Securities. The Fund may invest in mortgage-related securities issued by non-government entities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers also may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-government issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a non-government mortgage-backed security meets the Fund’s investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Fund may buy non-government mortgage-backed securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the Adviser determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets that, in the opinion of the Adviser, are illiquid if, as a result, more than 15% of the value of the Fund’s net assets will be invested in illiquid securities.

The Fund may purchase mortgage-related securities with stated maturities in excess of 10 years. Mortgage-related securities include CMOs and participation certificates in pools of mortgages. The average life of mortgage-related securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. The rate of such prepayments, and hence the average life of the certificates, will be a function of current market interest rates and current conditions in the relevant housing markets. The impact of prepayment of mortgages is described under “Mortgage-Backed Securities.” Estimated average life will be determined by the Adviser. Various independent mortgage-related securities dealers publish estimated average life data using proprietary models, and in making such determinations, the Adviser will rely on such data except to the extent such data are deemed unreliable by the Adviser. The Adviser might deem data unreliable that appeared to present a significantly different estimated average life for a security than data relating to the estimated average life of comparable securities as provided by other independent mortgage-related securities dealers.

Repurchase Agreements. Securities held by the Fund may be subject to repurchase agreements. Repurchase agreements with maturities of more than seven days are considered illiquid for purposes of complying with the Fund’s restriction on purchasing illiquid securities. Under the terms of a repurchase agreement, the Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by the Adviser pursuant to guidelines adopted by the Trustees, subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action. The Fund may invest up to 20% of its total assets in repurchase agreements.

The acquisition of a repurchase agreement will be deemed to be an acquisition of the underlying securities, provided that the obligation of the seller to repurchase the securities from the Fund is Collateralized Fully, as defined in Rules under the 1940 Act, and the Adviser, pursuant to its authority as delegated by the Board, has evaluated the seller’s creditworthiness. In this regard, the underlying securities must be consistent with a Fund’s investment policies and limitations.

Reverse Repurchase Agreements. The Fund may borrow funds equal to 33-1/3% of its total assets for temporary purposes by entering into reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Pursuant to such an agreement, the Fund would sell a portfolio security to a financial institution such as a bank or a broker-dealer, and agree to repurchase such security at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will segregate custodial account assets (such as cash or liquid securities) consistent with the Fund’s investment restrictions having a value equal to the repurchase price (including accrued interest). The collateral will be marked-to-market on a daily basis, and will be monitored continuously to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.

When-Issued Securities. The Fund may purchase securities on a when-issued basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase securities on a when-issued basis, the custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the custodian will segregate portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the segregated assets remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Fund does not intend to purchase when-issued securities for speculative purposes, but only in furtherance of its investment objective. The Fund may invest up to 33-1/3% of its assets in when-issued securities.

Delayed-Delivery Transactions. The Fund may buy and sell securities on a delayed-delivery basis. These transactions involve a commitment by the Fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. The Fund may receive fees for entering into delayed-delivery transactions. The Fund may invest up to 33-1/3% of its assets in delayed-delivery transactions.

When purchasing securities on a delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations in addition to the risks associated with the Fund’s other investments. Because the Fund is not required to pay for securities until the delivery date, these delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the Fund will segregate cash and appropriate liquid assets to cover its purchase obligations. When the Fund has sold a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or suffer a loss.

The Fund may renegotiate delayed-delivery transactions after they are entered into or may sell underlying securities before they are delivered, either of which may result in capital gains or losses.

International and Foreign Investments

General considerations. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.  Foreign brokerage commissions and other fees are also generally higher than in the U.S. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund’s assets held abroad) and expenses not present in the settlement of investments in U.S. markets.  Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of a Fund’s investments in certain foreign countries.  Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries.  As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities.  There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S.  Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.  Moreover, foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the U.S. or in other foreign countries.  The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the U.S. and other countries with which they trade.  These economies also have been and may continue to be negatively impacted by economic conditions in the U.S. and other trading partners, which can lower the demand for goods produced in those countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in “emerging markets.” For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism).

Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies.  Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies.  In addition, currency hedging techniques may be unavailable in certain emerging market countries.  Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets.  Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.  The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries.  For example, limited market size may cause prices to be unduly influenced by traders who control large positions.  In addition, a Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets.  There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund’s securities in such markets may not be readily available.  A Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC.  Accordingly, if a Fund believes that appropriate circumstances exist, it may apply to the SEC for a determination that an emergency is present.  During the period commencing from a Fund’s identification of such condition until the date of the SEC action, a Fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a Fund’s Board.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, which may result in substantial delays. It also may be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects.

The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

Depositary Receipts. The Fund may invest in sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”) and other types of depositary receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as “Depositary Receipts”).  Depositary Receipts provide indirect investment in securities of foreign issuers.  Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities.  Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.  In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts.

ADRs are Depositary Receipts which are bought and sold in the U.S. and are typically issued by a U.S. bank or trust company which evidences ownership of underlying securities by a foreign corporation.  GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation.  Generally, Depositary Receipts in registered form are designed for use in the U.S. securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

For purposes of the Fund’s investment policies, a Fund’s investments in ADRs, GDRs, IDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities.  Depositary Receipts, including those denominated in U.S. dollars, will be subject to foreign currency exchange rate risk.  However, by investing in U.S. dollar-denominated ADRs rather than directly in foreign issuers’ stock, the Fund avoids currency risks during the settlement period.  In general, there is a large, liquid market in the United States for most ADRs.  However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

The Fund may invest up to 20% of its total assets in foreign equity securities traded in the U.S.

Brexit.  In a referendum held on June 23, 2016, the United Kingdom (UK) voted by a narrow majority to leave the European Union (“Brexit”).  For the time being, the UK remains a member of the European Union (EU), and all existing EU-derived laws and regulations continue to apply in the UK.  However, the uncertainty as to the timing and nature of the UK’s exit and future relationship with the EU has resulted in market and currency volatility, and there are potentially major implications for business and issuers. Brexit adds to the structural stresses in the countries which use the Euro as currency (“Eurozone”), and the EU, generally, that have contributed to global economic and market uncertainty over several years.  A central issue for the UK in negotiating the terms of its exit will be its relationship with the EU going-forward.  The resulting uncertainty may adversely affect business activity and economic conditions across the Eurozone and the EU, generally. This uncertainty may increase as one or more EU countries may come under pressure to leave the EU as well.  The exit of other countries from the EU, or the perception that other countries may leave, could have a material adverse effect on economic growth or business activity in the UK, the Eurozone and the entire EU.

Derivatives

Forward Contracts.  A forward currency exchange contract (“forward contract”) involves an obligation to buy or sell a specific currency at a future date that may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks). The Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the managers determine that there is a pattern of correlation between the two currencies. The Fund may also buy and sell forward contracts (to the extent they are not deemed “commodities”) for non-hedging purposes when the managers anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund’s portfolio.

The Fund’s custodian bank will place cash or liquid high grade debt securities (securities rated in one of the top three ratings categories by Moody’s or S&P or, if unrated, deemed by the managers to be of comparable quality) into a segregated account of the Fund maintained by its custodian bank in an amount equal to the value of the Fund’s total assets committed to the forward foreign currency exchange contracts requiring the funds to purchase foreign currencies. If the value of the securities placed in the segregated account declines, additional cash or securities is placed in the account on a daily basis so that the value of the account equals the amount of the Fund’s commitments with respect to such contracts. The segregated account is marked-to-market on a daily basis.

Although the contracts are not presently regulated by the Commodity Futures Trading Commission (the “CFTC”), a U.S. governmental agency, the CFTC may in the future assert authority to regulate these contracts. In such event, the Fund’s ability to utilize forward foreign currency exchange contracts may be restricted. The Fund generally will not enter into a forward contract with a term of greater than one year. The Fund will not enter into forward currency exchange contracts or maintain a net exposure to such contracts where the completion of the contracts would obligate the Fund to deliver an amount of currency other than U.S. dollars in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency or, in the case of cross-hedging, in a currency closely correlated to that currency.

Hedging the Fund’s currency risks through forward foreign currency exchange contracts involves the risk of mismatching the Fund’s objectives under a forward foreign currency exchange contract with the value of securities denominated in a particular currency. There is additional risk that such transactions reduce or preclude the opportunity for gain and that currency contracts create exposure to currencies in which the Fund’s securities are not denominated.

Futures Contracts. The Fund may enter into futures contracts, including stock index futures contracts and options on futures contracts for the purposes of remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index, at a specified future time and at a specified price. In a stock index futures contract, two parties agree to receive or deliver a specified amount of cash multiplied by the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck.

Futures contracts, which are standardized as to maturity date and underlying financial instrument, are traded on national futures exchanges. The CFTC regulates futures exchanges and trading under the Commodity Exchange Act.  Pursuant to a claim for exemption filed with the National Futures Association, the Fund is deemed not to be a commodity pool or a commodity pool operator under the Commodity Exchange Act and is not subject to registration or regulation as such.  In connection with this exemption, the Fund has undertaken to submit to any CFTC special calls for information.

Although futures contracts by their terms call for actual delivery and receipt of the underlying securities, in most cases these contracts are closed out before the settlement date without actual delivery or receipt. Closing out an open futures position is done by taking an offsetting position in an identical contract to terminate the position (buying a contract that has previously been “sold,” or “selling” a contract previously purchased). Taking an offsetting position also can be accomplished by the acquisition of put and call options on futures contracts that will, respectively, give the Fund the right (but not the obligation), in return for the premium paid, for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders, such as the Fund, are required to make a good faith margin deposit in cash or liquid securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and are subject to change. Brokers may establish deposit requirements that are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund may seek to offset a decline in the value of its portfolio securities through the sale of futures contracts. When interest rates are expected to fall or market values of portfolio securities are expected to rise, the Fund may purchase futures contracts in an attempt to secure better rates or prices on anticipated purchases than those that might later be available in the market.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying the futures contracts that it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there may be increased participation by speculators in the futures market that also may cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by the Fund are only for hedging purposes, the Adviser does not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Use of futures transactions by the Fund involves the risk of imperfect or no correlation where the securities underlying the futures contract have different maturities than the portfolio securities being hedged. It also is possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There also is the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has open positions in a futures contract or related option.

The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes also may result in poorer overall performance than if the Fund had not entered into any futures transactions. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies.

Restrictions on the Use of Futures Contracts. The Fund may invest in futures contracts, including stock index futures contracts and options on futures contracts, in a manner consistent with its policies for investing in derivative instruments, as established by the Board. These investments may be made (i) as a substitute for investing directly in securities to keep the Fund fully invested and reduce transaction costs, (ii) for speculative purposes (for example, to generate income), (iii) to hedge, and (iv) as a temporary substitute to maintain exposure to a particular market or security pending investment in that market or security. The Fund will not enter into futures contract transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund’s total assets. In addition, the Fund will not enter into futures contracts to the extent that the value of the futures contracts held would exceed 1/3 of the Fund’s total assets. In addition, futures transactions may be limited by the Fund’s intention to remain qualified as a regulated investment company under the Code. The Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or liquid securities equal to the purchase price of the contract (less any margin on deposit). For a short position in futures contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to the amounts deposited as margin, equal the notional value of the instruments underlying the futures contracts (but is not less than the price at which the short position was established). However, segregation of assets is not required if the Fund “covers” a long position. For example, instead of segregating assets, the Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund. In addition, where the Fund takes short positions, it need not segregate assets if it “covers” these positions. For example, where the Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. The Fund also may cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where the Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. The Fund also could cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

Options. Options are complex instruments whose value depends on many variables. Options may be listed on a national securities exchange or traded over-the-counter. Call options and put options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below.

Exchange-listed options are traded on U.S. securities exchanges, such as the Chicago Board Options Exchange, the American Stock Exchange, the Philadelphia Stock Exchange and the Pacific Stock Exchange. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options.

Rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are frequently closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. A Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions which may limit the Fund’s ability to realize its profits or limit its losses and adversely affect the performance of the Funds. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Over-the-counter (“OTC”) options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement

Utilizing options is a specialized investment technique that entails a substantial risk, up to and including a complete loss of the amount invested.

Call Options. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The seller of a call option remains obligated to sell the security to the buyer until the expiration of the option. A seller also may enter into “closing purchase transactions” in order to terminate its obligation as a writer of a call option prior to the expiration of the option. A call option is said to be covered when the seller of a call option owns the underlying instrument at all times prior to the exercise or expiration of the call option.

The Fund may purchase a call option on a security, financial future, index, currency or other instrument to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. The Fund may write (i.e., sell) call options that are traded on national securities exchanges with respect to common stock in its portfolio. The Fund may only write covered calls on up to 25% of its total assets. The Fund must at all times have in its portfolio the securities that it may be obligated to deliver if the option is exercised.

The Fund may write call options in an attempt to realize a greater level of current income than would be realized on the securities alone as the writer of a call option receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. The Fund also may write call options as a partial hedge against a possible stock market decline. In view of its investment objective, the Fund generally would write call options only in circumstances where the Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security. The following risks are associated with call writing transactions:

•                  So long as the Fund remains obligated as a call option writer, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit.

•                  The Fund retains the risk of loss should the value of the underlying security decline.

•                  Although the writing of call options only on national securities exchanges increases the likelihood of the Fund’s ability to make closing purchase transactions, there is no assurance that the Fund will be able to effect such transactions at any particular time or at any acceptable price.

•                  Call option writing could result in increases in the Fund’s portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

•                  The Fund may be forced to acquire the underlying security of an uncovered call option transaction at a price in excess of the exercise price of the option, that is, the price at which the Fund has agreed to sell the underlying security to the purchaser of the option.

Put Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A put option is said to be covered when the buyer of a put option owns the underlying instrument at all times prior to the exercise or expiration of the put option.

The Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price.

The Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to the Fund upon its exercise of a “put” is normally (i) the Fund’s acquisition cost of the securities (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

The Fund may acquire puts to facilitate the liquidity of its portfolio assets. The Fund also may use puts to facilitate the reinvestment of its assets at a rate of return more favorable than that of the underlying security. The Fund generally will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities). The Fund intends to acquire puts only from dealers, banks and broker-dealers that, in the Adviser’s opinion, present minimal credit risks.

The risk of writing put options is that the Fund may be unable to terminate its position in a put option before exercise by closing out the option in the secondary market at its current price if the secondary market is not liquid for a put option the Fund has written. In such a case, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes and must continue to set aside assets to cover its position. Upon the exercise of a put option written by the Fund, the Fund is not entitled to the gains in excess of the strike price, if any, on securities underlying the options.

Initial Public Offerings (“IPOs”)

The Fund may invest in securities that are made available in IPOs. IPO securities may be volatile, and the Fund cannot predict whether its investments in IPOs will be successful. Securities issued through an IPO can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. Any short-term trading in connection with IPO investments could produce higher trading costs and adverse tax consequences. As the Fund grows in size, the positive effect of any IPO investments on the Fund may decrease.

Other Investments and Investment Practices

Illiquid Investments are investments that cannot be sold or disposed of, within seven business days, in the ordinary course of business at approximately the prices at which they are valued.

Under the supervision of the Board, the Adviser determines the liquidity of the Fund’s investments and, through reports from the Adviser, the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund’s investments, the Adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment).

Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days and certain restricted securities the Adviser has determined not to be liquid.

In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith pursuant to procedures approved by the Board. If, through a change in values, net assets, or other circumstances, the Fund were to exceed its limitations on investing in illiquid securities, the Fund would consider appropriate actions to protect liquidity.

Master Limited Partnerships. Master Limited Partnerships (“MLPs”) are publicly traded limited partnerships that combine the tax benefits of limited partnerships with the liquidity of common stock. MLPs have a partnership structure, with one or more general partners who oversee the business operations and one or more limited partners who contribute capital. MLPs issue investment units that are registered with the SEC and trade freely on a securities exchange or in the OTC market. To be considered an MLP, a firm must earn 90% of its income through activities or interest and dividend payments relating to real estate, natural resources or commodities.

As a limited partner in an MLP, a Fund will have limited control of the partnership and limited rights to vote on matters affecting the partnership. While a Fund would not be liable for the debts of an MLP beyond the amounts a Fund has contributed, it will not be shielded from potential liability to the same extent it would be if it were a shareholder of a corporation. In certain circumstances, creditors of an MLP may have the right to seek a return of capital that has been distributed to a limited partner, such as a Fund. This right continues even after a Fund has sold its interest in the MLP. The Fund may, from time to time, invest in MLPs.

Restricted Securities. Restricted securities are securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to seek registration of the shares. The Fund may invest up to 20% of its total assets in restricted securities.

Participation Interests. The Fund may purchase interests in securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participation, beneficial interests in a trust, partnership interests or any other form of indirect ownership. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying securities.

Warrants are securities that give the Fund the right to purchase equity securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet warrants are subject to greater price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. The Fund may invest up to 10% of its total assets in warrants.

Securities of Small-Capitalization Companies. While historically small-capitalization company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well.  There can be no assurance that this will continue to be true in the future.  Small-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies.  The prices of small-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Also, because small-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for the Fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.  Some of the companies in which the Fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel.  The securities of micro-capitalization companies are often traded OTC and may not be traded in the volumes typical on a national securities exchange.  Consequently, in order to sell this type of holding, the Fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

Other Pooled Investment Vehicles. The Fund may invest in securities of other pooled investment vehicles, including shares of open- or closed-end investment companies and exchange-traded funds (“ETFs”). Provisions of the 1940 Act may limit the ability of the Fund to invest in certain investment companies or may limit the amount of its assets that the Fund may invest in any investment company or investment companies in general.

As an investor in a pooled investment vehicle, the Fund will bear its ratable share of that investment company’s expenses, in addition to the fees and expenses the Fund bears directly in connection with its own operations. These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles. The Fund would also bear the risk of all of the  underlying investments held by the other investment company. An investment company may not achieve its investment objective.

The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

The Fund may purchase and redeem shares issued by a money market fund without limit, provided that either: (1) the Fund pays no “sales charge” or “service fee” (as each of those terms is defined in the FINRA Conduct Rules); or (2) the Adviser waives its advisory fee in an amount necessary to offset any such sales charge or service fee. For purposes of this investment restriction, a “money market fund” is either: (1) an open-end investment company registered under the 1940 Act and regulated as a money market fund in accordance with Rule 2a-7 under the 1940 Act; or (2) a company that is exempt from registration as in investment company under Sections 3(c)(1) or 3(c)(7) of the 1940 Act and that: (a) limits its investments to those permitted under Rule 2a-7 under the 1940 Act; and (b) undertakes to comply with all the other requirements of Rule 2a-7, except that, if the company has no board of directors, the company’s investment adviser performs the duties of the board of directors.

ETFs are investment companies whose primary objective is to achieve the same rate of return as a particular market index or commodity while trading throughout the day on an exchange. Certain ETFs are actively managed portfolios rather than being based upon an underlying index. ETF shares are sold initially in the primary market in units of 50,000 or more (“creation units”). A creation unit represents a bundle of securities or commodities that replicates, or is a representative sample of, a particular index or commodity  index and that is deposited with the ETF. Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash. The secondary market for ETF shares allows them to be readily converted into cash, like commonly traded stocks. The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF’s underlying portfolio securities. The Fund would purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions.

Pursuant to orders issued by the SEC exempting certain ETFs from Section 12(d)(1) of the 1940 Act (“SEC Order”), in addition to procedures approved by the Board, the Fund may invest in certain ETFs in excess of the limits set forth in Section 12(d)(1), provided that the Fund has disclosed ETF investments in its Prospectus and otherwise complies with the conditions of the relevant SEC Order, as it may be amended, and any other applicable investment limitations.

Unit investment trusts (“UITs”) are investment companies that hold a fixed portfolio of securities until the fixed maturity date of the UIT. The Fund would generally only purchase UITs in the secondary market for cash, which would result in the payment of commissions.

ETF and UIT shares are subject to the same risk of price fluctuation due to supply and demand as any other stock traded on an exchange, which means that the Fund could receive less from the sale of shares of an ETF or UIT it holds than it paid at the time it purchased those shares. Furthermore, there may be times when the exchange halts trading, in which case the Fund owning ETF or UIT shares would be unable to sell them until trading is resumed.

There can be no assurance that an ETF or UIT will continue to meet the listing requirements of the exchange or that an active secondary market will develop for shares. In addition, because ETFs and UITs invest in a portfolio of common stocks or other instruments or commodities, the value of an ETF or UIT could decline if prices of those instruments or commodities decline. An overall decline of those instruments or commodities comprising an ETF’s or UIT’s benchmark index could have a greater impact on the ETF or UIT and investors than might be the case in an investment company with a more widely diversified portfolio. Losses could also occur if the ETF or UIT is unable to replicate the performance of the chosen benchmark index. There may be times when the market price for an ETF or UIT and its NAV vary significantly and a Fund may pay more than (premium) or less than (discount) NAV when buying shares on the secondary market. The market price of an ETF’s or UIT’s shares includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that the shares may trade at a discount to NAV and the discount is likely to be greatest when the price of shares is falling fastest.

Other risks associated with ETFs and UITs include the possibility that: (i) an ETF’s or UIT’s distributions may decline if the issuers of the ETF’s and UIT’s portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF or UIT could be terminated. Should termination occur, the ETF or UIT could have to liquidate its portfolio securities when the prices for those securities are falling. In addition, inadequate or irregularly provided information about an ETF or UIT or its investments, because ETFs and UITs are generally passively managed, could expose investors in ETFs or UITs to unknown risks. Actively managed ETFs are also subject to the risk of underperformance relative to their chosen benchmark.

Preferred Stocks are instruments that combine qualities both of equity and debt securities. Individual issues of preferred stock will have those rights and liabilities that are spelled out in the governing document. Preferred stocks usually pay a fixed dividend per quarter (or annum) and are senior to common stock in terms of liquidation and dividends rights. Preferred stocks typically do not have voting rights. The Fund may invest up to 20% of its total assets in preferred stock issued by domestic and foreign corporations.

Real Estate Investment Trusts (“REITs”) are corporations or business trusts that invest in real estate, mortgages or real estate-related securities. REITs are often grouped into three investment structures: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest in and own real estate properties. Their revenues come principally from rental income of their properties. Equity REITs provide occasional capital gains or losses from the sale of properties in their portfolio. Mortgage REITs deal in investment and ownership of property mortgages. These REITs typically loan money for mortgages to owners of real estate, or invest in existing mortgages or mortgage backed securities. Their revenues are generated primarily by the interest that they earn on the mortgage loans. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs by investing in both properties and mortgages. The Fund may invest up to 25% of its total assets in REITs.

Lending Portfolio Securities. The Fund may from time to time lend securities from its portfolio to broker-dealers, banks, financial institutions and institutional borrowers of securities and receive collateral in the form of cash or U.S. government obligations.  Under current practices (which are subject to change), the Fund must receive initial collateral equal to 102% of the market value of the loaned securities, plus any interest due in the form of cash or U.S. government obligations.  This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund sufficient to maintain the value of the collateral equal to at least 100% of the value of the loaned securities.  The lending agent receives a pre-negotiated percentage of the net earnings on the investment of the collateral.  The Fund will not lend portfolio securities to: (a) any “affiliated person” (as that term is defined in the 1940 Act) of the Fund; (b) any affiliated person of the Adviser; or (c) any affiliated person of such an affiliated person.  During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement.  Loans will be subject to termination by the Fund or the borrower at any time.  While the Fund will not have the right to vote securities on loan, they intend to terminate loans and regain the right to vote if that is considered important with respect to the investment.  The Fund will enter into loan arrangements only with broker-dealers, banks or other institutions that either the Fund’s adviser or the lending agent has determined are creditworthy under guidelines established by the Board.  Although these loans are fully collateralized, there are risks associated with securities lending.  The Fund’s performance could be hurt if a borrower defaults or becomes insolvent, or if the Fund wishes to sell a security before its return can be arranged. The return on invested cash collateral will result in gains and losses for the Fund. The Fund will limit its securities lending to 33-1/3% of its total assets.

Additional Risk Factors and Special Considerations

Special Risks Related to Cyber Security.  The Fund and its service providers have administrative and technical safeguards in place with respect to information security. Nevertheless, the Fund and its service providers are potentially susceptible to operational and information security risks resulting from a cyber-attack as the Fund is highly dependent upon the effective operation of its computer systems and those of its business partners. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting Victory Capital, the Fund’s distributor, Victory Capital Advisers, Inc. (“VCA” or the “Distributor”), the Fund, the custodians, the transfer agent, financial intermediaries and other affiliated or third-party service providers may adversely affect the Fund and its shareholders owners. For instance, cyber-attacks may interfere with the processing of Fund transactions, including the processing of orders, impact the Fund’s ability to calculate net asset values, cause the release and possible destruction of confidential customer or business information, impede trading, subject the Fund and/or its service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the Fund invests, which may cause the Fund’s investments to lose value. The Fund may also incur additional costs for cyber security risk management in the future. Although the Fund and its service providers have adopted security procedures to minimize the risk of a cyber-attack, there can be no assurance that the Fund or its service providers will avoid losses affecting the Fund due to cyber-attacks or information security breaches in the future.

DETERMINING NET ASSET VALUE (“NAV”) AND VALUING PORTFOLIO SECURITIES

The Fund’s NAV is determined and the Fund’s shares are priced as of the valuation time indicated in the Prospectus on each Business Day. A “Business Day” is a day on which the New York Stock Exchange, Inc. (the “NYSE”) is open. The NYSE will not open in observance of the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Federal Reserve Bank of Cleveland is closed on Columbus Day and Veterans Day.

Investment Company Securities

Shares of any Underlying Fund held by the Fund that is an open-end fund (mutual fund) are valued at the latest closing NAV of such Underlying Fund. Shares of any ETFs held by the Fund are valued in the manner described below under “Equity Securities.”

Equity Securities

Each equity security (including ETFs) held by the Fund is valued at the closing price on the exchange where the security is principally traded.  Each security traded in the OTC market (but not including securities the trading activity of which is reported on NASDAQ’s Automated Confirmation Transaction (“ACT”) System) is valued at the bid based upon quotes furnished by market makers for such securities.  Each security the trading activity of which is reported on NASDAQ’s ACT System is valued at the NASDAQ Official Closing Price.  Convertible debt securities are valued in the same manner as any debt security.  Non-convertible debt securities are valued on the basis of prices provided by independent pricing services.  Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-sized trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics, and other market data.  Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specially authorized by the Board.  Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost, except for convertible debt securities.  For purposes of determining NAV, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.

Other Valuation Information

Generally, trading in foreign securities, corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the Fund’s NAV are generally determined at such times. Foreign currency exchange rates are also generally determined prior the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE. If events affecting the value of securities occur during such a period, and the Fund’s NAV is materially affected by such changes in the value of the securities, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board.

PERFORMANCE

From time to time, the “standardized yield,” “distribution return,” “dividend yield,” “average annual total return,” “total return,” and “total return at NAV” of an investment in Fund shares may be advertised. An explanation of how yields and total returns are calculated and the components of those calculations are set forth below.

Yield and total return information may be useful to investors in reviewing the Fund’s performance. The Fund’s advertisement of its performance must, under applicable SEC rules, include the average annual total returns for the Fund for the 1, 5, and 10-year period (or the life of the Fund, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund’s performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. Investments in the Fund are not insured; its yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, shares of the Fund may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Trust of future yields or rates of return on its shares. The yield and total returns of the Fund are affected by portfolio quality, portfolio maturity, the types of investments the Fund holds, and operating expenses.

Standardized Yield. The “yield” (referred to as “standardized yield”) of the Fund for a given 30-day period is calculated using the following formula set forth in rules adopted by the SEC that apply to all funds that quote yields:

Standardized Yield = 2 [(a-b + 1)6 - 1]

 cd

The symbols above represent the following factors:

a =   dividends and interest earned during the 30-day period.

b =   expenses accrued for the period (net of any expense reimbursements).

c =   the average daily number of shares outstanding during the 30-day period that were entitled to receive dividends.

d =   the maximum offering price per share on the last day of the period, adjusted for undistributed net investment income.

The Fund’s standardized yield for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund’s portfolio investments calculated for that period. The standardized yield may differ from the “dividend yield,” described below.

Dividend Yield and Distribution Returns. From time to time the Fund may quote a “dividend yield” or a “distribution return.” Dividend yield is based on the Fund’s dividends derived from net investment income during a one-year period. Distribution return includes dividends derived from net investment income and from net realized capital gains declared during a one-year period. The distribution return for a period is not necessarily indicative of the return of an investment since it may include capital gain distributions representing gains not earned during the period. Distributions, since they result in the reduction in the price of Fund shares, do not, by themselves, result in gain to shareholders. The “dividend yield” is calculated as follows:

Dividend Yield	=	Dividends for a Period of One-Year
Max. Offering Price (last day of period)

Total Returns — General. Total returns assume that all dividends and net capital gains distributions during the period are reinvested to buy additional shares at NAV and that the investment is redeemed at the end of the period. After-tax returns reflect the reinvestment of dividends and capital gains distributions less the taxes due on those distributions. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect on the reinvestment date and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown in the prospectus.

Total Returns Before Taxes. The “average annual total return before taxes” of the Fund is an average annual compounded rate of return before taxes for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n”) to achieve an Ending Redeemable Value (“ERV”), according to the following formula:

(ERV/P)1/n-1 = Average Annual Total Return Before Taxes

The cumulative “total return before taxes” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

ERV - P = Total Return Before Taxes

P

Total Returns After Taxes on Distributions. The “average annual total return after taxes on distributions” of the Fund is an average annual compounded rate of return after taxes on distributions for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n”) to achieve an ending value at the end of the periods shown (“ATVD”), according to the following formula:

(ATVD/P)1/n-1 = Average Annual Total Return After Taxes on Distributions

Total Returns After Taxes on Distributions and Redemptions. The “average annual total return after taxes on distributions and redemptions” of the Fund is an average annual compounded rate of return after taxes on distributions and redemption for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n”) to achieve an ending value at the end of the periods shown (“ATVDR”), according to the following formula:

(ATVDR/P)1/n-1 = Average Annual Total Return After Taxes on Distributions and Redemptions

The cumulative “total return after taxes on distributions and redemptions” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return after taxes on distributions and redemptions, but it does not average the rate of return on an annual basis. Total return after taxes on distributions is determined as follows:

ATVDR - P = Total Return After Taxes on Distributions and Redemptions

P

From time to time the Fund also may quote an “average annual total return at NAV” or a cumulative “total return at NAV.” It is based on the difference in NAV at the beginning and the end of the period for a hypothetical investment in the Fund (without considering front-end sales charges or contingent deferred sales charges “CDSCs”)) and takes into consideration the reinvestment of dividends and capital gains distributions.

Other Performance Comparisons.

From time to time, the Fund may publish the ranking of its performance or the performance of its shares by Lipper, Inc. (“Lipper”), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies and ranks the performance of the Fund against all other funds in similar categories. The Lipper performance rankings are based on total returns that include the reinvestment of capital gains distributions and income dividends but do not take sales charges or taxes into consideration.

From time to time the Fund may publish its rating by Morningstar, Inc., an independent mutual fund monitoring service that rates mutual funds, in broad investment categories (domestic equity, international equity, taxable bond, or municipal bond) monthly, based upon the Fund’s three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five rating categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2), and lowest (1).

The total return on an investment made in the Fund may be compared with the performance for the same period of one or more broad-based securities market indices, as described in the prospectus. These indices are unmanaged and do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices. The Fund’s total returns also may be compared with the Consumer Price Index, a measure of change in consumer prices, as determined by the U.S. Bureau of Labor Statistics.

From time to time, the yield and the total return of the Fund may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders.  The Fund also may include calculations in such communications that describe hypothetical investment results.  (Such performance examples are based on an express set of assumptions and are not indicative of the performance of the Fund.)  Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements.  “Compounding” refers to the fact that, if dividends or other distributions on the Fund’s investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment.  As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

The Fund also may include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of the Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills.

From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund, as well as the views of the Adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund).  The Fund also may include in advertisements, charts, graphs or drawings that illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds and U.S. Treasury bills, as compared to an investment in shares of the Fund, as well as charts or graphs that illustrate strategies such as dollar cost averaging and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments.  In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund.  Such advertisements or communications may include symbols, headlines or other material that highlight or summarize the information discussed in more detail therein.  With proper authorization, the Fund may reprint articles (or excerpts) written about it and provide them to prospective shareholders.  The Fund’s performance information is generally available by calling toll free 800-539-FUND (800-539-3863).

Investors also may judge, and the Fund may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings. In addition to yield information, general information about the Fund that appears in a publication may also be quoted or reproduced in advertisements or in reports to shareholders.

Advertisements and sales literature may include discussions of specifics of a portfolio manager’s investment strategy and process, including, but not limited to, descriptions of security selection and analysis. Advertisements may also include descriptive information about the Adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management and its investment philosophy.

When comparing yield, total return and investment risk of an investment in shares of the Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, CDs may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund’s returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government.

ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

The NYSE holiday closing schedule indicated in this SAI under “Determining Net Asset Value (“NAV”) and Valuing Portfolio Securities” is subject to change. When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Fund may not be able to accept purchase or redemption requests. The Fund’s NAV may be affected to the extent that its securities are traded on days that are not Business Days. The Fund reserves the right to reject any purchase order in whole or in part.

The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. The remaining portion of the redemption may be made in securities or other property, valued for this purpose as they are valued in computing the NAV of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and may incur additional costs as well as the associated inconveniences of holding and/or disposing of such securities or other property.

Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days’ notice prior to terminating or modifying the Fund’s exchange privilege.  The 60-day notification requirement may, however, be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or CDSC ordinarily payable at the time of exchange; or (2) the Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Fund reserves the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in the Adviser’s judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be adversely affected.

The Fund has authorized one or more brokers or other financial services institutions to accept on its behalf purchase and redemption orders. Such brokers or other financial services institutions are authorized to designate plan administrators and other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or other financial services institution, or, if applicable, a broker’s or other financial services institution’s authorized designee, accepts the order. Customer orders will be priced at the Fund’s NAV next computed after they are accepted by an authorized broker or other financial services institution or the broker’s or other financial services institution’s authorized designee.

If you hold your Fund shares in an account established with a financial intermediary, contact your financial intermediary in advance of placing a request for an exchange to confirm your ability to exchange with a particular Victory Fund.

Purchasing and Redeeming Shares.

The Adviser or the Distributor (or its affiliates), from its own resources, may make substantial payments to various financial intermediaries in connection with the sale or servicing of Fund shares sold or held through those intermediaries. The Adviser also may reimburse the Distributor (or the Distributor’s affiliates) for making these payments. The following table summarizes the maximum fee to be paid by the Adviser and its affiliates under the arrangements in place as of the date of this SAI and the amounts paid during the most recent fiscal year ended October 31 by the Adviser and its affiliates with respect to the Fund .

Broker-Dealer	Maximum Annual Fee as a Percentage of Fund Average Daily Net Assets	Aggregate Amount Paid during 2016
Ameriprise	0.05%	$0
Charles Schwab	0.10%	549
Fidelity Institutional Invest Operations Co.	0.10%	45,641
Great West Life	0.10%	10,090
Hartford Corporate Retirement	0.05%	182
Lincoln Retirement Services Co	0.10%	0
Mercer HR Services LLC	0.10%	39,889
Merrill Lynch	0.10%	0
Minnesota Life	0.05%	26,620
MSCS Financial Services	0.10%	0
National Financial Services	0.10%	0
Nationwide Investment Services Corp.	0.05%	39,200
T. Rowe Price	0.05%	0
Voya (formerly ING)	0.10%	30,715
Wilmington Trust	0.05%	0

Sample Calculation of Maximum Offering Price.

The Fund is sold and redeemed at NAV, without any initial sales charge or CDSC.  As of October 31, 2016, the maximum offering price per share of the Fund was $10.16.

MANAGEMENT OF THE TRUST

Board Leadership Structure

The Trust is governed by a Board of Trustees consisting of ten Trustees, nine of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (the “Independent Trustees”). The Chair of the Board is an Independent Trustee, who functions as the lead Trustee. The Chair serves as liaison between the Board and its Committees, and the Fund’s investment adviser and other service providers. The Chair is actively involved in setting the Board meeting agenda, and participates on certain of the Board’s Committees.

Board Role in Risk Oversight

In considering risks related to the Funds, the Board consults and receives reports from officers of the Funds and personnel of the Adviser, who are charged with the day-to-day risk oversight function. Matters regularly reported to the Board or a designated committee include certain risks involving the Fund’s investment portfolios, trading practices, operational matters, financial and accounting controls, and legal and regulatory compliance. The Board has delegated to the Audit and Risk Oversight Committee overall responsibility for reviewing reports relating to compliance and enterprise risk, including operational risk and personnel. The Board relies on the Investment Committee to review reports relating to investment risks, that is, risks to the Funds resulting from pursuing the Fund’s investment strategies (e.g., credit risk, liquidity risk and market risk).

Trustees and Officers

The following tables list the Trustees and Officers, their ages, position with the Trust, length of time served, principal occupations during the past five years and, where applicable, any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee currently oversees one portfolio in the Trust, 47 portfolios in Victory Portfolios, 17 portfolios in Victory Portfolios II and 9 portfolio in Victory Variable Insurance Funds, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. There is no defined term of office and each Trustee serves until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor. Each Trustee’s and Officer’s address is c/ o Victory Funds, 4900 Tiedeman Road, Brooklyn, Ohio 44144.

Independent Trustees

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years
David Brooks Adcock, 65	Trustee	May 2005	Consultant (since 2006).	FBR Funds (2011-2012); Chairman, Board of Trustees, Turner Funds (December 2016 - Present).

Nigel D. T. Andrews, 69	Vice Chair and Trustee	August 2003	Retired.	Carlyle GMS Finance, Inc. (since 2012); Old Mutual US Asset Management (2002 - 2014).

E. Lee Beard, 65	Trustee	May 2005	Retired (since 2015). Consultant, The Henlee Group, LLC. (consulting) (2005-2015).	None.

Dennis M. Bushe, 73	Trustee	July 2016	Retired since May 2010; Trustee, RS Investment Trust and RS Variable Products Trust (November 2011 - July 2016).	None.

Sally M. Dungan 62	Trustee	February 2011	Chief Investment Officer, Tufts University, since 2002.	None.

John L. Kelly 63	Trustee	February 2015

Advisor, Endgate Commodities LLC (Since January 2016); Managing Partner, Endgate Commodities LLC (August 2014 to January 2016); Chief Operating Officer, Liquidnet Holdings, Inc. (December 2011 to July 2014); Managing Director, Crossroad LLC (Consultants)(April 2009 to December 2011).

Director, Caledonia Mining Corporation (May 2012 - present).

David L. Meyer, 59	Trustee	December 2008	Retired.	None.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years
Gloria S. Nelund, 55	Trustee	July 2016	Chair, CEO, and Co-Founder of TriLinc Global, LLC, an investment firm; Trustee, RS Investment Trust and RS Variable Products Trust (November 2007 — July 2016).	TriLinc Global Impact Fund, LLC (2012 — present).

Leigh A. Wilson, 72	Chair and Trustee	August 2003	Private Investor.	Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation.

Interested Trustee

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years
David C. Brown, † 44	Trustee	July 2008	Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), President — Investments and Operations (2010-2011) and	None.

Chief Operating Officer (2004-2011), Victory Capital Management Inc.; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.

†Mr. Brown is an “Interested Person” by reason of his relationship with the Adviser.

Experience and qualifications of the Trustees

The following summarizes the experience and qualifications of the Trustees.

•                  David Brooks Adcock. Mr. Adcock served for many years as general counsel to Duke University and Duke University Health System, where he provided oversight to complex business transactions such as mergers and acquisitions and dispositions. He has served for more than 20 years as a public interest arbitrator for, among others, the New York Stock Exchange, the American Stock Exchange, the

National Futures Association, FINRA and the American Arbitration Association. The Board believes that Mr. Adcock’s knowledge of complex business transactions and the securities industry combined with his previous service on the boards of other mutual funds qualifies him to serve on the Board.

•                  Nigel D.T. Andrews. Mr. Andrews served for many years as a management consultant for a nationally recognized consulting company and as a senior executive at GE, including Vice President of Corporate Business Development, reporting to the Chairman, and as Executive Vice President of GE Capital. He also served as a Director and member of the Audit and Risk Committee of Old Mutual plc, a large publicly traded company whose shares are traded on the London Stock Exchange. Mr. Andrews also formerly served as the non-executive chairman of Old Mutual’s U.S. asset management business, where he also served on the audit and risk committee. Mr. Andrews also served as a Governor of the London Business School. He serves as a director of Carlyle GMS Finance, Inc., a business development company. The Board believes that his experience in these positions, particularly with respect to oversight of risk and the audit function of public companies, as well as his previous service on the boards of other mutual funds qualifies him to serve as a Trustee.

•                  E. Lee Beard. Ms. Beard, a certified public accountant, has served as the president, chief executive officer and director, and as a chief financial officer, of public, federally insured, depository institutions. As such, Ms. Beard is familiar with issues relating to audits of financial institutions. The Board believes that Ms. Beard’s experience as the chief executive officer of a depository institution, her service on the boards of other mutual funds and her knowledge of audit and accounting matters qualifies her to serve as a Trustee.

•                  David C. Brown. Mr. Brown serves as the Chairman and Chief Executive Officer (since 2013) of the Adviser and, as such, is an “interested person” of the Trust. Previously, he served as Co-Chief Executive Officer (2011-2013), and President — Investments and Operations (2010-2011) and Chief Operating Officer (2004-2011) of the Adviser.  The Board believes that his position and experience with the Adviser and his previous experience in the investment management business qualifies him to serve as a Trustee.

•                  Dennis M. Bushe. Mr. Bushe has experience in fixed income investment management and research. He is a former chief investment risk officer of a large investment management firm.  Mr. Bushe was previously served as a Trustee of the boards of the RS Investment Trust and RS Variable Products Trust.

•                  Sally M. Dungan. Ms. Dungan, a Chartered Financial Analyst, has been in the investment and financial management business for many years. She currently serves as Chief Investment Officer for Tufts University, a position she has held since 2002, and previously served as Director of Pension Fund Management for Siemens Corporation (2000-2002), Deputy Chief Investment Officer and Senior Investment Officer of Public Markets of the Pension Reserves Investment Management Board of the Commonwealth of Massachusetts (1995-2000) and Administrative Manager for Lehman Brothers (1990-1995). Ms. Dungan has served on the boards, including their audit and investment committees, of private institutions and mutual funds. The Board believes Ms. Dungan’s extensive knowledge of the investment process and financial markets qualifies her to serve as a Trustee.

•                  John L. Kelly. Mr. Kelly has more than 35 years of experience and leadership roles in the financial services industry including institutional electronic trading, capital markets, corporate and investment banking, retail brokerage, private equity, asset/wealth management, institutional services, mutual funds and related technology enabled services. He previously served as an Independent Trustee of Victory Portfolios, Victory Institutional Funds, and Victory Variable Insurance Funds from 2008 to 2011. The Board believes that this experience qualifies him to serve as a Trustee.

•                  David L. Meyer. For six years, Mr. Meyer served as chief operating officer, Investment Wealth Management Division of Mercantile Bankshares Corp (now PNC Financial Services Corp.) and has served as an officer or on the board of other mutual funds for many years. The Board believes that his experience, particularly as it related to the operation of registered investment companies, qualifies him to serve as a Trustee.

•                  Gloria S. Nelund. Ms. Nelund has executive and investment management industry experience, including service as chief executive officer of two investment advisory firms. Ms. Nelund also has experience as a co-founder and chief executive officer of an investment firm. Ms. Nelund previously served as the Chairman and Trustee of the boards of the RS Investment Trust and RS Variable Products Trust.

•                  Leigh A. Wilson. Mr. Wilson served for many years as Chief Executive Officer of Paribas North America and as such has extensive experience in the financial sector. He serves as an Independent Non-Executive Director and Chairman of the Board of Caledonia Mining Corporation, a Canadian mining company listed on the Toronto Stock Exchange. As a former director of the Mutual Fund Directors Forum (“MFDF”), he is familiar with the operation and regulation of registered investment companies. He served on a MFDF steering committee created at the request of then-SEC Chairman William Donaldson to recommend best practices to independent mutual fund directors. He received the Small Fund Trustee of the Year award from Institutional Investor Magazine in 2006. The Board believes that this experience and his previous service on the boards of other mutual funds qualifies him to serve as a Trustee.

Committees of the Board

The following standing Committees of the Board are currently in operation: Audit and Risk Oversight, Continuing Education, Investment, Service Provider, Board Governance and Nominating, and Agenda. In addition to these standing Committees, the Board may form temporary Special Committees to address particular areas of concern. In addition, a Committee may form a Sub-Committee to address particular areas of concern to that Committee.

The members of the Audit and Risk Oversight Committee, all of whom are Independent Trustees, are Mr. Meyer (Chair), Mr. Adcock, Ms. Beard and Mr. Wilson. The primary purpose of this Committee is to oversee the Trust’s accounting and financial reporting policies, practices and internal controls, as required by the statutes and regulations administered by the SEC, including the 1940 Act. The Committee also has overall responsibility for reviewing periodic reports with respect to compliance and enterprise risk, including operational risk and personnel. The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

The members of the Continuing Education Committee are Mr. Meyer (Chair), Ms. Beard and Ms. Dungan. The function of this Committee is to develop programs to educate the Trustees to enhance their effectiveness as a Board and individually.

The Investment Committee consists of all of the Independent Trustees. Ms. Dungan currently serves as the Chair of this Committee. The function of this Committee is to oversee the Fund’s compliance with investment objectives, policies and restrictions, including those imposed by law or regulation, and assists the Board in its annual review of the Fund’s investment advisory agreement.

The members of the Service Provider Committee are Ms. Beard (Chair), Mr. Adcock and Mr. Meyer. This Committee oversees the negotiation of the terms of the written agreements with the Fund’s service providers, evaluates the quality of periodic reports from the service providers (including reports submitted by sub-service providers) and assists the Board in its review of the Fund’s service providers, other than the investment adviser and independent auditors.

The Board Governance and Nominating Committee consists of all of the Independent Trustees. Mr. Andrews currently serves as the Chair of this Committee. The functions of this Committee are: to oversee Fund governance, including the nomination and selection of Trustees; to evaluate and recommend to the Board the compensation and expense reimbursement policies applicable to Trustees; and periodically, to coordinate and facilitate an evaluation of the performance of the Board.

The Board Governance and Nominating Committee will consider nominee recommendations from Fund shareholders, in accordance with procedures established by the Committee. Fund shareholder should submit a nominee recommendation in writing to the attention of the Chair of the Trust, 4900 Tiedeman Road, Brooklyn, Ohio 44144. The Committee (or a designated sub-committee) will screen shareholder recommendations in the same manner as it screens nominations received from other sources, such as current Trustees, management of the Fund or other individuals, including professional recruiters. The Committee need not consider any recommendations when no vacancy on the Board exists, but the Committee will consider any such recommendation if a vacancy occurs within six months after receipt of the recommendation. In administering the shareholder recommendation process, the Chair, in the Chair’s sole discretion, may retain the services of counsel to the Trust or to the Independent Trustees, management of the Fund or any third party. The Committee will communicate the results of the evaluation of any shareholder recommendation to the shareholder who made the recommendation.

The Agenda Committee consists of the Chair of the Board and the Chair of each other Committee.

During the fiscal year ended October 31, 2016, the Board held eight meetings; the Audit and Risk Oversight Committee held four meetings; the Investment Committee held four meetings; the Service Provider Committee held four meetings; and the Board Governance and Nominating Committee held four meetings. The Continuing Education Committee met informally during the fiscal year.

Officers of the Trust

The officers of the Trust are elected by the Board to supervise actively the Trust’s day-to-day operations. The officers of the Trust, their ages, the length of time served, and their principal occupations during the past five years are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, Brooklyn, Ohio 44144. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. The Trust’s Treasurer is employed by Citi Fund Services Ohio, Inc. (“Citi”), which entity receives fees from the Trust for serving as the Fund’s sub-administrator, sub-accountant, dividend disbursing agent and servicing agent.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 55	President*	February 2006	Director of Mutual Fund Administration, the Adviser.

Scott A. Stahorsky, 47	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).

Erin G. Wagner, 43	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013); Associate, Dechert LLP (2001-2010).

Christopher E. Sabato, 48	Treasurer	May 2006	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc.

Edward J. Veilleux, 73	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).

Charles Booth, 56	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.

Jay G. Baris, 63	Assistant Secretary	August 2003	Partner, Morrison & Foerster LLP.

*On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President of the Trust.

Trustees’ Fund Ownership

The following tables show the dollar ranges of Fund shares (and of shares of all series of the Victory Fund Complex) beneficially owned by the Trustees as of December 31, 2016. No Independent Trustee (or any immediate family member) owns beneficially or of record an interest in the Adviser or Victory Capital Advisers, Inc. (the “Distributor”) or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor. As of January 31, 2017, the Trustees and officers as a group owned beneficially less than 1% of outstanding shares of the Fund.

Independent Trustees

Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Mr. Adcock	None	Over $100,000
Mr. Andrews	None	Over $100,000
Ms. Beard	None	Over $100,000
Mr. Bushe	None	Over $100,000
Ms. Dungan	None	Over $100,000
Mr. Kelly	None	Over $100,000
Mr. Meyer	None	Over $100,000
Mr. Nelund	None	$50,001 - $100,000
Mr. Wilson	None	Over $100,000

Interested Trustee

Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Mr. Brown†	None	Over $100,000

†Mr. Brown is an “Interested Person” by reason of his relationship with the Adviser.

Remuneration of Trustees and the Chief Compliance Officer

Effective August 1, 2016, the Victory Fund Complex pays each Independent Trustee $283,000 per year for his or her services to the Complex. Immediately prior to that date, the Victory Fund Complex paid each Independent Trustee $219,000 per year for his or her services to the Complex.  In each case, the Board Chair is paid an additional retainer of 50% of the base retainer per year.  The Board reserves the right to award reasonable compensation to any Interested Trustee. No “interested persons” who serve as a Trustee of the Trust receive any compensation for their services as Trustee.

The following tables indicate the compensation received by each Trustee and the Chief Compliance Officer from the Trust and from the Victory Fund Complex for the fiscal year ended October 31, 2016. As of October 31, 2016, there were 74 mutual funds in the Victory Fund Complex for which the Trustees listed below were compensated. The Trust does not maintain a retirement plan for its Trustees.

Independent Trustees

Trustee	Aggregate Compensation from the Trust	Total Compensation from the Victory Fund Complex
Mr. Adcock	$2,432	$245,666
Mr. Andrews	2,432	245,666
Ms. Beard	2,432	245,666
Ms. Dungan	2,432	245,666
Mr. Kelly	2,432	245,666
Mr. Meyer	2,432	245,666
Mr. Wilson	3,649	368,500
Mr. Bushe*	497	117,917
Ms. Nelund*	497	117,917

*Commenced service July 30, 2016

Interested Trustee

Trustee	Aggregate Compensation from the Trust	Total Compensation from the Victory Fund Complex
Mr. Brown†	None	None

†Mr. Brown is an “Interested Person” by reason of his relationship with the Adviser.

Chief Compliance Officer

Chief Compliance Officer	Aggregate Compensation from the Trust	Total Compensation from the Victory Fund Complex
Edward J. Veilleux	$2,555	$219,223

Deferred Compensation

Each Trustee may elect to defer a portion of his or her compensation from the Victory Fund Complex in accordance with a Deferred Compensation Plan adopted by the Board (the “Plan”). Such amounts are invested in one or more Funds in the Victory Fund Complex offered under the Plan or a money market fund, as selected by the Trustee. The following table lists, as of October 31, 2016, the Trustee(s) who have elected to defer a portion of his or her compensation from the Victory Fund Complex, the Victory Fund Complex Funds owned and the approximate dollar value of the compensation deferred for all prior periods.

Trustee	Victory Fund	Approximate Dollar Value of Deferred Compensation
Karen Shepherd*	None	$42,286
Teresa Barger*	None	$258,218

* Former Trustee of the Trust.

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

Investment Adviser

Victory Capital Management Inc. (the “Adviser”), a New York corporation located at 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as investment adviser to the Fund. The Adviser is a multi-boutique asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. Subject to the authority of the Board, the Adviser is responsible for the overall management of the Fund’s business affairs. Except to the extent the Adviser has delegated such responsibilities to a sub-adviser, the Adviser is responsible for selecting the Fund’s investments according to its investment objective, policies, and restrictions.

The Adviser is a wholly owned indirect subsidiary of Victory Capital Holdings, Inc. (“VCH”) and is registered as an investment adviser with the SEC. A majority of the interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds (together, “Crestview”) with the remaining portion owned by Victory employees in the aggregate and a limited number of outside investors. As of December 31, 2016, the Adviser and its affiliates managed or advised assets totaling in excess of $54.9 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

The Advisory Agreement

Unless sooner terminated, the investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Advisory Agreement”), continues for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Trustees or by vote of the majority of the outstanding shares of the Fund (as defined under “Additional Information—Miscellaneous”) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by votes cast in person at a meeting called for such purpose. The Advisory Agreement is terminable as to the Fund at any time on 60 days’ written notice without penalty by vote of a majority of the outstanding shares of the Fund, by vote of the Trustees, or by the Adviser. The Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

Under the Advisory Agreement, the Adviser may delegate a portion of its responsibilities to a sub-adviser. In addition, the Agreement provides that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund provided all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Adviser.

Under the Advisory Agreement, the Fund pays the Adviser a management fee at an annual rate equal to 0.50% of the Fund’s average daily net assets.

For the three fiscal years ended October 31, the Adviser was paid the following advisory fees with respect to the Fund.

2014 Fees Paid	2015 Fees Paid	2016 Fees Paid
2,398,251	$2,372,692	$878,227

Portfolio Managers

This section includes information about the Fund’s portfolio managers, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated. The portfolio managers listed below manage all of the other investment companies, other pooled investment vehicles and other accounts shown below as a team.

Other Accounts

The following table lists the number and types of accounts managed by each individual and assets under management in those accounts as of December 31, 2016.

Portfolio Management Team	Number of Other Accounts (Total Assets)* as of December 31, 2016	Number of Other Accounts (Total Assets)* Subject to a Performance Fee as of December 31, 2016
Michael Gura
Other Investment Companies	1 ($412.37 million)	None
Other Pooled Investment Vehicles	None	None
Other Accounts	12 ($40.73 million)	None

* Rounded to the nearest billion, or million, as relevant.

In managing other investment companies, other pooled investment vehicles and other accounts, the Adviser may employ strategies similar to those employed by the Fund. As a result, these other accounts may invest in the same securities as the Fund. The SAI section entitled “Advisory and Other Contracts — Portfolio Transactions” discusses the various factors that the Adviser considers in allocating investment opportunities among the Fund and other similarly managed accounts.

Fund Ownership

Portfolio Manager	Fund	Dollar Range of Shares Beneficially Owned as of December 31, 2016
Mr. Gura	Institutional Diversified Stock Fund	None

Compensation

The Adviser has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of the Adviser’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help the Adviser attract and retain high-quality investment professionals, and (3) contribute to the Adviser’s overall financial success. Each of the portfolio managers receives a base salary plus an annual incentive bonus for managing the Fund, separate accounts, other investment companies, other pooled investment vehicles and other accounts (including any accounts for which the Adviser receives a performance fee) (together, “Accounts”). A portfolio manager’s base salary is dependent on the manager’s level of experience and expertise. the Adviser monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various independent third-party consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark.

Each of the portfolio management teams employed by the Adviser may earn incentive compensation based on a percentage of the Adviser’s revenue attributable to fees paid by Accounts managed by the team. The chief investment officer of each team, in coordination with the Adviser, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to the Adviser’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or Fund relative to a selected peer group(s). The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one, three and five year rolling performance periods as compared to the performance information of a peer group of similarly-managed competitors.

The Adviser’s portfolio managers may participate in the equity ownership plan of the Adviser’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.

Conflicts of Interest

The Adviser’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than the Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts they manage or support. The side-by-side management of the Funds along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less liquid securities or initial public offering; and/or (3) desirable trade allocations, to such other accounts. In addition, certain trading practices, such as cross-trading between Funds or between the Fund and another account, raise conflict of interest issues. The Fund and the Adviser have policies and procedures in place, including the Adviser’s internal review process and oversight by the Board of Trustees, that are intended to mitigate those conflicts.

Administrator and Fund Accountant

Victory Capital Management Inc. serves as administrator and fund accountant to the Trust pursuant to an agreement dated August 31, 2007, as amended (the “Administration and Fund Accounting Agreement”). Citi serves as sub-administrator to the Trust pursuant to an agreement with Victory Capital dated October 9, 2007, as amended (the “Sub-Administration and Sub-Fund Accounting Agreement”). As administrator, Victory Capital supervises the Trust’s operations, including the services that Citi provides to the Funds as sub-administrator, but excluding those that Victory Capital supervises as investment adviser, subject to the supervision of the Board.

Under the Administration and Fund Accounting Agreement, for the administration and fund accounting services that Victory Capital renders to the Funds, the Trust pays Victory Capital an annual fee, accrued daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of the Trust: $25,000 annually per fund for fund accounting services and 0.03% of the first $100 million in aggregate net assets of all funds; plus 0.02% of aggregate net assets of all funds from in excess of $100 million for fund administration services, subject to an annual minimum fee of $25,000.  Victory Capital may periodically waive all or a portion of the amount of its fee that is allocated to the Fund in order to increase the Fund’s net income available for distribution to shareholders.  In addition, the Trust reimburses Victory Capital for all of their reasonable out-of-pocket expenses incurred as a result of providing the services under the Administration and Fund Accounting Agreement.

Except as otherwise provided in the Administration and Fund Accounting Agreement, Victory Capital pays all expenses that it incurs in performing its services and duties as administrator.  Unless sooner terminated, the Administration and Fund Accounting Agreement continues in effect for a period of three years and for consecutive one-year terms thereafter, provided that such continuance is approved by the Board or by vote of a majority of the outstanding shares of each Fund and, in either case, by a majority of the Trustees who are not parties to the Administration and Fund Accounting Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Administration and Fund Accounting Agreement.  The Administration and Fund Accounting Agreement provides that Victory Capital shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence or reckless disregard of its obligations and duties under the Administration and Fund Accounting Agreement.

Under the Administration and Fund Accounting Agreement, Victory Capital coordinates the preparation, filing and distribution of amendments to the Trust’s registration statement on Form N-1A, supplements to prospectuses and SAIs, and proxy materials in connection with shareholder meetings; drafts shareholder communications, including annual and semi-annual reports; administers the Trust’s other service provider contracts; monitors compliance with investment restrictions imposed by the 1940 Act, each Fund’s investment objective, defined investment policies, and restrictions, tax diversification, and distribution and income requirements; coordinates the Fund’s service arrangements with financial institutions that make the Fund’s shares available to their customers; assists with regulatory  compliance; supplies individuals to serve as Trust officers; prepares Board meeting materials; and annually determines whether the services that it provides (or the services that Citi provides as sub-administrator) are adequate and complete.

Victory Capital also performs fund accounting services for each Fund, excluding those services that Citi performs as sub-fund accountant. The fund accountant calculates each Fund’s NAV, the dividend and capital gain distribution, if any, and the yield. The fund accountant also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Funds. The fees that Citi receives for sub-administration and sub-fund accounting services are described in the SAI section entitled “Sub-Administrator and Sub-Fund Accountant.”

The following table reflects fees that each Fund paid to Victory Capital under the Administration and Fund Accounting Agreement for the last three fiscal years ended October 31.

2014 Fees Paid	2015 Fees Paid	2016 Fees Paid
$132,620	$131,803	$45,064

Distributor

Victory Capital Advisers, Inc. (“VCA” or the “Distributor”), located at 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement with the Trust dated August 1, 2013, as amended (the “Distribution Agreement”). The Distributor is an affiliate of the Adviser. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to the Fund for two years and will continue thereafter for consecutive one-year terms, provided that the renewal is approved at least annually (1) by the Board or by the vote of a majority of the outstanding shares of the Fund, and (2) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act.

Sub-Administrator and Sub-Fund Accountant

Citi serves as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Agreement dated July 1, 2006, as amended, by and between Victory Capital and Citi (the “Sub-Administration and Sub-Fund Accounting Agreement”). Citi assists in supervising all operations of the Fund (other than those performed by Victory Capital either as investment adviser or administrator), subject to the supervision of the Board.

Under the Sub-Administration and Sub-Fund Accounting Agreement, for the sub-administration services that Citi renders to the Trust, Victory Capital pays Citi an annual fee, computed daily and paid monthly, at the following annual rates: $25,000 annually per fund for fund accounting services and 0.03% of the first $100 million in aggregate net assets of all funds; plus 0.02% of aggregate net assets of all funds from in excess of $100 million for fund administration services, subject to an annual minimum fee of $25,000.  Citi may periodically waive all or a portion of the amount of its fee that is allocated to any Fund in order to increase the net income of the Funds available for distribution to shareholders.  In addition, the Trust reimburses Citi for reasonable out-of-pocket expenses incurred as a result of providing the services under the Sub-Administration and Sub-Fund Accounting Agreement.

Unless sooner terminated, the Sub-Administration and Sub-Fund Accounting Agreement continues in effect as to each Fund for a period of three years and for consecutive one-year terms thereafter, provided that such continuance is approved by the Board or by vote of a majority of the outstanding shares of each Fund and, in either case, by a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Agreement.  The Sub-Administration and Sub-Fund Accounting Agreement provides that Citi shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence, or reckless disregard of its obligations and duties under the Agreement.

Under the Sub-Administration and Sub-Fund Accounting Agreement, Citi calculates Trust expenses and make disbursements; calculates capital gain and distribution information; registers the Fund’s shares with the states; prepares shareholder reports and reports to the SEC on Forms N-SAR and N-Q; coordinates dividend payments; calculates the Fund’s performance information; files the Trust’s tax returns; supplies individuals to serve as Trust officers; monitors the Fund’s status as regulated investment companies under the Code; assists in developing portfolio compliance procedures; reports to the Board amounts paid under shareholder service agreements; assists with regulatory compliance; obtains, maintains and files fidelity bonds and Trustees’ and officers’/errors and omissions insurance policies for the Trust; and assists in the annual audit of the Fund.

Transfer Agent

FIS Investor Services LLC, 4249 Easton Way, Suite 400, Columbus, Ohio 43219, serves as transfer agent and dividend disbursing agent for the Funds.

Custodian

Citibank, N.A., (the “Custodian”), 388 Greenwich St., New York, New York 10013, serves as the custodian of the Fund’s assets pursuant to a Global Custodial Services Agreement dated August 5, 2008, as amended. The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Custodian may, with the approval of the Fund and at its own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that it shall remain liable for the performance of all of its duties under its respective custody agreement.

Line of Credit.  The funds in the Victory Funds Complex participate in a short-term, demand note line of credit agreement with the Custodian. Under the agreement with the Custodian as of July 29, 2016, the funds may borrow up to $250 million, of which $100 million is committed and $150 million is uncommitted. $40 million of the line of credit is reserved for use by the Victory RS Floating Rate Fund, another series of Victory Portfolios,  with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. The Custodian receives an annual commitment fee of 0.15%. The Fund pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed.

Rule 12b-1 Distribution and Service Plan

“Defensive” Rule 12b-1 Plan. The Trust has adopted a “defensive” Rule 12b-1 Plan on behalf of the Fund. The Board has adopted this Plan to allow the Adviser and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Fund of distribution expenses. No separate payments are authorized to be made by the Fund pursuant to the Plan. Under this Plan, if a payment to the Adviser of management fees or to the Distributor of administrative fees should be deemed to be indirect financing by the Trust of the distribution of Fund shares, such payment is authorized by the Plan.

This Plan specifically recognizes that the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of the Fund. In addition, the Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Fund’s shares, or to third parties, including banks, that render shareholder support services.

This Plan has been approved by the Board. As required by Rule 12b-1, the Board carefully considered all pertinent factors relating to the implementation of the Plan prior to its approval and determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. In particular, the Board noted that the Plan does not authorize payments by the Fund other than the advisory and administrative fees authorized under the investment advisory and administration agreements. To the extent that the Plan gives the Adviser or the Distributor greater flexibility in connection with the distribution of shares of the Fund, additional sales of the Fund’s shares may result. Additionally, certain shareholder support services may be provided more effectively under the Plan by local entities with which shareholders have other relationships.

Code of Ethics

Each of the Trust, the Adviser and the Distributor has adopted a Code of Ethics  in accordance with Rule 17j-1 under the 1940 Act. The Adviser Code of Ethics applies to all Access Personnel (the Adviser’s directors and officers and employees with investment advisory duties) and all Supervised Personnel (all of the Adviser’s directors, officers and employees). Each Code of Ethics provides that Access Personnel must refrain from certain trading practices. Each Code also requires all Access Personnel (and, in the Adviser Code, all Supervised Personnel) to report certain personal investment activities, including, but not limited to, purchases or sales of securities that may be purchased or held by the Fund.

Proxy Voting Policies and Procedures

In accordance with the 1940 Act, the Trust has adopted policies and procedures for voting proxies related to equity securities that the Funds hold (the “Proxy Voting Policy”). The Trust’s Proxy Voting Policy is designed to: (i) ensure that proxies are voted in the best interests of shareholders of the Funds with a view toward maximizing the value of their investments; (ii) address conflicts of interests between these shareholders, on the one hand, and affiliates of the Fund, the Adviser or the Distributor, on the other, that may arise regarding the voting of proxies; and (iii) provide for the disclosure of the Fund’s proxy voting records and the Proxy Voting Policy.

The Proxy Voting Policy delegates to the Adviser the obligation to vote the Fund’s proxies in the best interests of the Funds and their shareholders, subject to oversight by the Board. To assist the Adviser in making proxy-voting decisions, the Adviser has adopted a Proxy Voting Policy (“Policy”) that establishes voting guidelines (“Proxy Voting Guidelines”) with respect to certain recurring issues. The Policy is reviewed on an annual basis by the Adviser’s Proxy Committee (“Proxy Committee”) and revised when the Committee determines that a change is appropriate. The Board annually reviews the Trust’s Proxy Voting Policy and the Adviser’s Policy and determines whether amendments are necessary or advisable.

Voting under the Adviser’s Policy may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee. The Adviser delegates to Institutional Shareholder Services (“ISS”), an independent service provider, the non-discretionary administration of proxy voting for the Trust, subject to oversight by the Adviser’s Proxy Committee. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by the Adviser.

The Adviser votes proxies in the best interests of the Fund and its shareholders. This entails voting client proxies with the objective of increasing the long-term economic value of Fund assets. The Adviser’s Proxy Committee determines how proxies are voted by following established guidelines, which are intended to assist in voting proxies and are not considered rigid rules. The Proxy Committee is directed to apply the guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the Fund or if required by the Board or the Fund’s Proxy Voting Policy. In such cases, the Adviser may consider, among other things:

•                  the effect of the proposal on the underlying value of the securities

•                  the effect on marketability of the securities

•                  the effect of the proposal on future prospects of the issuer

•                  the composition and effectiveness of the issuer’s board of directors

•                  the issuer’s corporate governance practices

•                  the quality of communications from the issuer to its shareholders

The Adviser may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in the Fund’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

The following examples illustrate the Adviser’s policy with respect to some common proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the

Adviser supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

Directors

•                  The Adviser generally supports the election of directors in uncontested elections, except when there are issues of accountability, responsiveness, composition, and/or independence.

•                  The Adviser generally supports proposals for an independent chair taking into account factors such as the current board leadership structure, the company’s governance practices, and company performance.

•                  The Adviser generally supports proxy access proposals that are in line with the market standards regarding the ownership threshold, ownership duration, aggregation provisions, cap on nominees, and do not contain any other unreasonably restrictive guidelines.

•                  The Adviser reviews contested elections on a case-by-case basis taking into account such factors as the company performance, particularly the long-term performance relative to the industry; the management track record; the nominee qualifications and compensatory arrangements; the strategic plan of the dissident and its critique of the current management; the likelihood that the proposed goals and objectives can be achieved; the ownership stakes of the relevant parties; and any other context that is particular to the company and the nature of the election.

Capitalization & Restructuring

•                  The Adviser generally supports capitalization proposals that facilitate a corporate transaction that is also being supported and for general corporate purposes so long as the increase is not excessive and there are no issues of superior voting rights, company performance, previous abuses of capital, or insufficient justification for the need for additional capital.

Mergers and Acquisitions

•                  The Adviser reviews mergers and acquisitions on a case-by-case basis to balance the merits and drawbacks of the transaction and factors such as valuation, strategic rationale, negotiations and process, conflicts of interest, and the governance profile of the company post-transaction.

Compensation

•                  The Adviser reviews all compensation proposals for pay-for-performance alignment, with emphasis on long-term shareholder value; arrangements that risk pay for failure; independence in the setting of compensation; inappropriate pay to non-executive directors, and the quality and rationale of the compensation disclosure.

•                  The Adviser will generally vote FOR advisory votes on executive compensation (“say on pay”) unless there is a pay-for-performance misalignment; problematic pay practice or non-performance based element; incentive for excessive risk-taking, options backdating; or a lack of compensation committee communication and/or responsiveness to shareholder concerns.

•                  The Adviser will vote case-by-case on equity based compensation plans taking into account factors such as the plan cost; the plan features; and the grant practices as well as any overriding factors that may have a significant negative impact on shareholder interests.

Social and Environmental Issues

•                  The Adviser will vote case-by-case on topics such as consumer and product safety; environment and energy; labor standards and human rights; workplace and board diversity; and corporate and political issues, taking into account factors such as the implementation of the proposal is likely to enhance or protect shareholder value; whether the company has already responded in an appropriate and sufficient manner to the issue raised; whether the request is unduly burdensome; and whether the issue is more appropriately or effectively handled through legislation or other regulations.

The Adviser may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in the Fund’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

Occasionally, conflicts of interest arise between the Adviser’s interests and those of the Fund or another client. When this occurs, the Proxy Committee must document the nature of the conflict and vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue. In the event that the Proxy Voting Guidelines are inapplicable or do not mitigate the conflict, the Adviser will seek the opinion of the Adviser’s Chief Compliance Officer or consult with an external independent  adviser. In the case of a Proxy Committee member having a personal conflict of interest (e.g., a family member is on the board of the issuer), such member will abstain from voting. Finally, the Adviser reports to the Board annually any proxy votes that took place involving a conflict, including the nature of the conflict and the basis or rationale for the voting decision made.

The Fund’s Proxy Voting Policy provides that the Funds, in accordance with SEC rules, annually will disclose on Form N-PX the Fund’s proxy voting record. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is updated each year by August 31st and is available without charge, upon request, by calling toll free 800 539-FUND (800 539 3863) or by accessing the SEC’s website at www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision of the Board, the Adviser is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of the Fund. The Adviser is also responsible for the implementation of those decisions, including the selection of broker/dealers to effect portfolio transactions, the negotiation of commissions, and the allocation of principal business and portfolio brokerage.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally been fixed for trades on stock markets outside the United States. In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated rates. It is expected that equity securities will ordinarily be purchased in the primary markets, whether OTC or listed, and that listed securities may be purchased in the OTC market if such market is deemed the primary market. In the case of securities traded on the OTC markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission (the underwriter’s concession) or discount.

Fixed Income Trading. Fixed income and convertible securities are bought and sold through broker-dealers acting on a principal basis. These trades are not charged a commission, but rather are marked up or marked down by the executing broker-dealer. The Adviser does not know the actual value of the markup/markdown. However, the Adviser attempts to ascertain whether the overall price of a security is reasonable through the use of competitive bids.

Subject to the consideration of obtaining best execution, the Adviser may use brokerage commissions generated from client transactions to obtain services and/or research from broker-dealers to assist in the Adviser’s investment management decision-making process. These services and research are in addition to and do not replace the services and research that the Adviser is required to perform and do not reduce the investment advisory fees payable to the Adviser by the Fund. Such information may be useful to the Adviser in serving both the Fund and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Fund.

Brokerage commissions may never be used to compensate a third party for client referrals unless the client has directed such an arrangement. In addition, brokerage commissions may never be used to obtain research and/or services for the benefit of any employee or non-client entity.

It is the policy of the Adviser to obtain the “best execution” of its clients’ securities transactions. The Adviser strives to execute each client’s securities transactions in such a manner that the client’s total costs or proceeds in each transaction are the most favorable under the circumstances. Commission rates paid on securities transactions for client accounts must reflect comparative market rates. In addition, the Adviser will consider the full range and quality of a broker’s services in placing brokerage including, but not limited to, the value of research provided, execution capability, commission rate, willingness and ability to commit capital and responsiveness. The lowest possible commission cost alone does not determine broker selection. The transaction that represents the best quality execution for a client account will be executed. Commission ranges and the actual commission paid for trades of listed stocks and OTC stocks may vary depending on, but not limited to, the liquidity and volatility of the stock and services provided to the Adviser by the broker.

The Adviser will make a good faith determination that the commissions paid are reasonable in relationship to the value of the services received.  The continuous review of commissions is the responsibility of the head of equity trading.  Quarterly, the Adviser’s research analysts and portfolio managers will participate in a broker vote. The Adviser’s Equity Trading Desk will utilize the vote results during the broker selection process. Some brokers executing trades for the Adviser’s clients may, from time to time, receive liquidity rebates in connection with the routing of trades to Electronic Communications Networks. As the Adviser is not a broker, however, it is ineligible to receive such rebates and does not obtain direct benefits for its clients from this broker practice.

Investment decisions for the Fund are made independently from those made for any other investment company or account managed by the Adviser. Such other investment companies or accounts may also invest in the same securities and may follow similar investment strategies as the Fund. The Adviser may combine transaction orders (“bunching” or “blocking” trades) for more than one client account where such action appears to be equitable and potentially advantageous for each account (e.g., for the purpose of reducing brokerage commissions or obtaining a more favorable transaction price.) The Adviser will aggregate transaction orders only if it believes that the aggregation is consistent with its duty to seek best execution for its clients and is consistent with the terms of investment advisory agreements with each client for whom trades are being aggregated. Both equity and fixed-income securities may be aggregated. When making such a combination of transaction orders for a new issue or secondary market trade in an equity security, the Adviser adheres to the following objectives:

•                  Fairness to clients both in the participation of execution of orders for their account, and in the allocation of orders for the accounts of more than one client.

•                  Allocation of all orders in a timely and efficient manner.

In some cases, aggregating trades may affect the price paid or received by the Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only the Fund had participated in or been allocated such trades.

The aggregation of transactions for advisory accounts and proprietary accounts (including partnerships and other accounts in which the Adviser or its associated persons are partners or participants, and managed employee accounts) is permissible. No proprietary account may be favored over any other participating account and such practice must be consistent with the Adviser’s Code of Ethics.

Equity trade orders are executed based only on trade instructions received from portfolio managers by the trading desk. Portfolio managers may enter trades to meet the full target allocation immediately or may meet the allocation through moves in incremental blocks. Orders are processed on a “first-come, first-served” basis. At times, a rotation system may determine “first-come, first-served” treatment when the equity trading desk receives the same order for multiple accounts simultaneously. The Adviser will utilize a rotation whereby the Fund, even if aggregated with other orders, are in the first block(s) to trade within the rotation. To aggregate orders, the equity trading desk must determine that all accounts in the order will benefit. Any new trade that can be blocked with an existing open order may be added to the open order to form a larger block. The Adviser receives no additional compensation or remuneration of any kind as a result of the aggregation of trades. All accounts participating in a block execution receive the same execution price, an average share price, for securities purchased or sold on a trading day. Execution prices may not be carried overnight. Any portion of an order that remains unfilled at the end of a given day shall be rewritten (absent contrary instructions) on the following day as a new order. Accounts with trades executed the next day will receive a new daily average price to be determined at the end of the following day.

If the order is filled in its entirety, securities purchased in the aggregate transaction will be allocated among accounts participating in the trade in accordance with an Allocation Statement prepared at the time of order entry. If the order is partially filled, the securities will be allocated pro rata based on the Allocation Statement. Portfolio managers may allocate executed trades in a different manner than indicated on the Allocation Statement (e.g., non-pro rata) only if all client accounts receive fair and equitable treatment.

In some instances, it may not be practical to complete the Allocation Statement prior to the placement of the order. In that case, the trading desk will complete the Allocation Statement as soon as practicable, but no later than the end of the same business day on which the securities have been allocated to the trading desk by the broker.

Where the full amount of a block execution is not executed, the partial amount actually executed will be allocated on a pro rata basis whenever possible. The following execution methods maybe used in place of a pro rata procedure: relative size allocations, security position weighting, priority for specialized accounts, or a special allocation based on compliance approval.

After the proper allocation has been completed, excess shares must be sold in the secondary market, and may not be reallocated to another managed account.

In making investment decisions for the Fund, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of the Adviser, its parents, subsidiaries or affiliates, and, in dealing with their commercial customers, the Adviser, its parents, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by the Fund.

Portfolio securities will not be purchased from or sold to the Adviser, or the Distributor, or any affiliated person of any of them acting as principal, except to the extent permitted by rule or order of the SEC.

For the three most recent fiscal years ended October 31, the Fund paid the following amounts in commissions in connection with equity transactions:

2014	2015	2016
$505,009	$611,618	$320,871

Securities of Regular Brokers or Dealers. The SEC requires the Trust to provide certain information for the Fund with respect to its ownership of securities of their regular brokers or dealers (or their parents) during the Trust’s most recent fiscal year. The following table identifies those brokers or dealers, the type of security and the value of the Fund’s aggregate holdings of the securities of each such issuer as of the most recent fiscal year ended October 31.

Broker-Dealer	Type of Security (Debt or Equity)	Aggregate Value (000)
Wells Fargo	Equity	975

Affiliated Brokerage. The Board has authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Board has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which require that the commission paid to affiliated broker-dealers must be “reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other broker-dealers in connection with comparable transactions involving similar securities during a comparable period of time.”

The Trust will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser or its affiliates. From time to time, when determined by the Adviser to be advantageous to the Fund, the Adviser may execute portfolio transactions through affiliated broker-dealers. The percentage of trades executed through an affiliated broker-dealer for the Fund may be higher relative to trades executed by unaffiliated dealers, so long as the trades executed by the affiliated broker-dealer are consistent with best execution. All such transactions must be completed in accordance with procedures approved by the Board. For the three fiscal years ended October 31, the Fund paid no commissions to affiliated broker-dealers.

Allocation of Brokerage in Connection with Research Services. During the most recent fiscal year ended October 31, the Adviser, through agreements or understandings with brokers, or otherwise through an internal allocation procedure, directed the brokerage transactions of the Fund to brokers because of research services provided.  For the most recent fiscal year ended October 31, the Fund paid $320,574 to brokers providing research, which related to $565,695,780 in transactions. These amounts represent transactions effected with, and related commissions paid to, brokers that provide third party research services. They do not include transactions and commissions involving brokers that provide proprietary research.

Portfolio Turnover

The Fund’s portfolio turnover rate, as stated in the prospectus, is calculated by dividing the lesser of the Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. For the two fiscal years ended October 31, 2016 and 2015, the Fund’s portfolio turnover rate was 68% and 73%, respectively.

DIVIDENDS, CAPITAL GAINS AND DISTRIBUTIONS

The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment. The Fund ordinarily declares and pays dividends quarterly. If the Fund makes a capital gains distribution, it is declared and paid annually.

For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on the Fund’s assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to the Adviser, are accrued each day. The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Trust in proportion to the Fund’s share of the total net assets of the Trust.

Taxes

Information set forth in the prospectus that relates to federal income taxation is only a summary of certain key federal income tax considerations generally affecting purchasers of shares of the Fund.  The following is only a summary of certain additional income and excise tax considerations generally affecting the Fund and its shareholders that are not described in the prospectus.  No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or the implications to shareholders and the discussions here and in the Fund’s prospectus are not intended as substitutes for careful tax planning.  Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances.  Special tax considerations may apply to certain types of investors subject to special treatment under the Code (including, for example, insurance companies, banks and tax-exempt organizations).  In addition, the tax discussion in the prospectus and this SAI is based on tax law in effect on the date of the prospectus and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

Qualification as a Regulated Investment Company

The Fund intends to qualify as a regulated investment company under Subchapter M of the Code.  As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and net capital gain (i.e., the excess of long-term capital gains over short-term capital losses) that it distributes to shareholders, provided that it distributes at least the sum of 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below.  Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

If the Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year beginning on or before December 22, 2010, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss that can be used to offset capital gains in such future years.  There is no limitation on the number of years to which net capital losses arising in years beginning after December 22, 2010, may be carried.  Any such net capital losses are utilized before net capital losses arising in years beginning on or before December 22, 2010.  As explained below, however, such carryforwards may be subject to limitations on availability.  Under Code Sections 382 and 383, if the Fund has an “ownership change,” then the Fund’s use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the NAV of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the IRS) in effect for the month in which the ownership change occurs.  The Fund will use their best efforts to avoid having an ownership change with respect to any Fund that has capital loss carryforwards.  However, because of circumstances that may be beyond the control or knowledge of the Fund, there can be no assurance that such Fund will not have, or has not already had, an ownership change.  If the Fund has or has had an ownership change, then the Fund will be subject to federal income taxes on any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards unless distributed by the Fund.  Any distributions of such capital gain net income will be taxable to shareholders as described under “Fund Distributions” below.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock or securities), other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income from interests in qualified publicly traded partnerships (the “Income Requirement”).

In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss.  In addition, gain will be recognized as a result of certain constructive sales, including short sales “against the box.”  However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued while the Fund held the debt obligation.  In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless the Fund elects otherwise), generally will be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the expected return is attributable to the time value of the Fund’s net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of Section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations.  The amount of such gain that is treated as ordinary income generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the applicable federal rate, reduced by the sum of: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capitalized interest on acquisition indebtedness under Code Section 263(g), among other amounts.  However, if the Fund has a built-in loss with respect to a position that becomes a part of a conversion transaction, the character of such loss will be preserved upon a subsequent disposition or termination of the position.  No authority exists that indicates that the character of the income treated as ordinary under this rule will not pass through to the Fund’s shareholders.

In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected (as applicable, depending on the type of the Fund involved) if (1) the asset is used to close a “short sale” (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a “straddle” (which term generally excludes a situation where the asset is stock and Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto.  In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Income from options on individual securities written by the Fund will not be recognized by the Fund for tax purposes until an option is exercised or lapses. Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss. If the Fund enters into a closing transaction, the difference between the premiums received and the amount paid by the Fund to close out its position will generally be treated as short-term capital gain or loss. If an option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security, and the character of any gain on such sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Fund in the underlying security. Because the Fund will not have control over the exercise of the options it writes, such exercises or other required sales of the underlying securities may cause the Fund to realize gains or losses at inopportune times.

For taxable years beginning after December 22, 2010, a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, may elect (unless it has made a taxable year election for excise tax purposes as discussed below, in which case different rules apply) to treat all or any part of certain net capital losses incurred after October 31 of a taxable year, and certain net ordinary losses incurred after October 31 or December 31 of a taxable year, as if they had been incurred in the succeeding taxable year.

In addition to satisfying the Income and Distribution Requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company.  Under this test, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses (other than securities of other regulated investment companies), or the securities of one or more qualified publicly traded partnerships.  Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option. For purposes of asset diversification testing, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government, such as the Federal Agricultural Mortgage Corporation, the Federal Farm Credit System Financial Assistance Corporation, FHLB, FHLMC, FNMA, GNMA and SLMA, are treated as U.S. government securities.

The Fund may invest in futures contracts, options on futures contracts, ETFs and other similar investment vehicles that provide exposure to commodities such as gold or other precious metals, energy or other commodities.  Income or gain, if any, from such investments may not be qualifying income for purposes of the Income Requirements and the Fund’s investments in such instruments may not be treated as an investment in a “security” for purposes of the asset diversification test.

If for any taxable year the Fund does not qualify as a regulated investment company after taking into account cure provisions available for certain failures to so qualify (certain of which would result in the imposition of a tax on the Fund), all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders and such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits.  Such distributions may be eligible for: (i) the dividends-received deduction, in the case of corporate shareholders; or (ii) treatment as “qualified dividend income,” in the case of non-corporate shareholders. In addition, to qualify again to be taxed as a regulated investment company in a subsequent year, the Fund would be required to distribute to shareholders its earnings and profits attributable to non-qualifying years. Further, if the Fund failed to qualify for a period greater than two taxable years, then, in order to qualify as a regulated investment company in a subsequent year, the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98.2% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, with respect to capital gain net income, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a “taxable year election”)).  (Tax-exempt interest on municipal obligations is not subject to the excise tax.)  The balance of such income must be distributed during the next calendar year.  For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year and, if it so elects, the amount on which qualified estimated tax payments are made by it during such calendar year (in which case the amount it is treated as having distributed in the following calendar year will be reduced).

For purposes of calculating the excise tax, a regulated investment company: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year, (2) excludes specified gains and losses, including foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC (as defined below) mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, includes such specified gains and losses in determining the company’s ordinary taxable income for the succeeding calendar year); and (3) applies mark to market provisions which treat property as disposed of on the last day of a taxable year as if the taxable year ended on October 31 (or on the last day of its taxable year if it has made a taxable year election).  In addition, a regulated investment company may elect to determine its ordinary income for the calendar year without regard to any net ordinary loss (determined without respect to specified gains and losses taken into account in clause (2) of the preceding sentence) attributable to the portion of the calendar year which is after the beginning of the taxable year which begins in such calendar year.  Any amount of net ordinary loss not taken into account for a calendar year by reason of the preceding sentence will be treated as arising on the first day of the following calendar year.

The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.  However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Investments

Certain transactions that may be engaged in by the Fund (such as regulated futures contracts, certain foreign currency contracts and options on stock indexes and futures contracts) will be subject to special tax treatment as “Section 1256 Contracts.” Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer’s obligations (or rights) under such Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date.  Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that was recognized previously upon the termination of Section 1256 Contracts during that taxable year.  Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss.  The Fund, however, may elect not to have this special tax treatment apply to Section 1256 Contracts that are part of a “mixed straddle” with other investments of the Fund that are not Section 1256 Contracts.

The Fund may enter into notional principal contracts, including interest rate swaps, caps, floors and collars.  Treasury Regulations provide, in general, that the net income or net deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year.  The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year, all of the non-periodic payments (including premiums for caps, floors and collars) that are recognized from that contract for the taxable year and any termination payments that are recognized from that contract for the taxable year.  No portion of a payment by a party to a notional principal contract is recognized prior to the first year to which any portion of a payment by the counterparty relates.  A periodic payment is recognized ratably over the period to which it relates.  In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract.  A non-periodic payment that relates to an interest rate swap, cap, floor, or collar is recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or under an alternative method provided in Treasury Regulations).  A termination payment is recognized in the year the notional principal contract is extinguished, assigned, or terminated (i.e., in the year the termination payment is made).

The Fund may purchase securities of certain foreign investment funds or trusts that constitute passive foreign investment companies (“PFICs”) for federal income tax purposes.  If the Fund invests in a PFIC, it has three separate options.  First, it may elect to treat the PFIC as a qualified electing fund (a “QEF”), in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC’s ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC’s net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC.  In order to make this election with respect to a PFIC in which it invests, the Fund must obtain certain information from the PFIC on an annual basis, which the PFIC may be unwilling or unable to provide.  Second, a Fund that invests in marketable stock of a PFIC may make a mark-to-market election with respect to such stock.  Pursuant to such election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Fund’s adjusted tax basis in the stock.  If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years.  Solely for purposes of Code Sections 1291 through 1298, the Fund’s holding period with respect to its PFIC stock subject to the election will commence on the first day of the first taxable year beginning after the last taxable year for which the mark-to-market election applied.  If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if the Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon the sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund’s holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund’s gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as a dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest corporate tax rate in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will be taxable to the shareholders as a dividend.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

If the Fund holds the foregoing kinds of securities it may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Gain or loss on the sale of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

The Fund may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, potentially requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

The Fund may invest a portion of its net assets in below investment grade securities. Investments in these types of securities may present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether modifications or exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues could affect the Fund’s ability to distribute sufficient income to preserve its status as a regulated investment company or to avoid the imposition of U.S. federal income or excise tax.

Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year.  Such distributions will be treated as dividends for federal income tax purposes and may be taxable to non-corporate shareholders as long-term capital gains (a “qualified dividend”), provided that certain requirements, as discussed below, are met.  Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income.  The portion of dividends received from the Fund that are qualified dividends generally will be determined on a look-through basis.  If the aggregate qualified dividends received by the Fund are less than 95% of the Fund’s gross income (as specially computed), the portion of dividends received from the Fund that constitute qualified dividends will be reported by the Fund and cannot exceed the ratio that the qualified dividends received by the Fund bears to its gross income.  If the aggregate qualified dividends received by the Fund equal at least 95% of its gross income, then all of the dividends received from the Fund will constitute qualified dividends.

No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that the Fund has held for less than 61 days (91 days in the case of certain preferred stock) during the 121-day period (181-day period in the case of certain preferred stock) beginning on the date that is 60 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code Section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the noncorporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund (or shareholder, as applicable) is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

Dividends received by the Fund from a foreign corporation may be qualified dividends if (1) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the U.S., (2) the foreign corporation is incorporated in a possession of the U.S. or (3) the foreign corporation is eligible for the benefits of a comprehensive income tax treaty with the U.S. that includes an exchange of information program (and that the Treasury Department determines to be satisfactory for these purposes).  The Treasury Department has issued guidance identifying which treaties are satisfactory for these purposes.  Notwithstanding the above, dividends received from a foreign corporation that for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC will not constitute qualified dividends.

Distributions attributable to dividends received by the Fund from domestic corporations will qualify for the 70% dividends-received deduction (“DRD”) for corporate shareholders only to the extent discussed below.  Distributions attributable to interest received by the Fund will not, and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD.

Ordinary income dividends paid by the Fund with respect to a taxable year may qualify for the 70% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year.  No DRD will be allowed with respect to any dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period (181-day period in the case of certain preferred stock) beginning on the date that is 45 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option (or an in-the-money qualified call option) to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A.  Moreover, the DRD for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b), which in general limits the DRD to 70% of the shareholder’s taxable income (determined without regard to the DRD and certain other items).

The Fund may either retain or distribute to shareholders its net capital gain for each taxable year.  The Fund currently intends to distribute any such amounts.  If net capital gain is distributed and reported as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.  The Code provides, however, that under certain conditions only 50% (or, for stock acquired after September 27, 2010, and before January 1, 2012, none) of the capital gain recognized upon the Fund’s disposition of domestic qualified “small business” stock will be subject to tax.

Conversely, if the Fund elects to retain its net capital gain, the Fund will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the corporate tax rates.  If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Distributions by the Fund that do not constitute ordinary income dividends, qualified dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund).  Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.  In addition, if the NAV at the time a shareholder purchases shares of the Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made.  However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. In addition, certain other distributions made after the close of the Fund’s taxable year may be “spilled back” and treated as paid by the Fund (except for the purposes of the 4% nondeductible excise tax) during such taxable year. In such case, a shareholder will be treated as having received such dividends in the taxable year in which the distributions were actually made. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund.  U.S. shareholders are urged to consult their own tax advisers regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on ordinary income dividends, qualified dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or is an “exempt recipient” (such as a corporation).  Amounts withheld under the backup withholding rules will be allowed as a refund or a credit against a shareholder’s U.S. federal income tax liability provided the required information is furnished to the IRS.

Sale or Redemption of Shares

A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund (including an exchange of shares of the Fund for shares of another Fund) in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares.  All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption.  In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year.  However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares (unless the loss is with respect to shares of the Fund for which the holding period began after December 22, 2010, and the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends at least monthly) and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.  For this purpose, the special holding period rules of Code Section 246(c) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

If a shareholder (1) incurs a sales load in acquiring shares of the Fund, (2) disposes of such shares less than 91 days after they are acquired and (3) subsequently acquires, during the period beginning on the date of the disposition referred to in clause (2) and ending on January 31 of the calendar year following the calendar year that includes the date of such disposition, shares of the Fund or another Fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.

Tax Shelter and Other Reporting Requirements

If a shareholder realizes a loss on the disposition of shares of the Fund of at least $2 million in any single taxable year, or at least $4 million in any combination of taxable years (for an individual shareholder) or at least $10 million in any single taxable year, or at least $20 million in any combination of taxable years (for a corporate shareholder), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.  Shareholders should consult their tax advisers to determine the applicability of this requirement in light of their individual circumstances.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, subject to the discussion below with respect to “interest-related dividends” and “short-term capital gain dividends,” ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to such foreign shareholder will be subject to a 30% U.S. withholding tax (or lower applicable treaty rate) upon the gross amount of the dividend.  Such foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of the Fund, capital gain dividends and capital gains retained by the Fund.

U.S. withholding tax generally does not apply to amounts designated by the Fund as an “interest-related dividend” or a “short-term capital gain dividend.” The aggregate amount treated as an interest-related dividend for a year is limited to the Fund’s qualified net interest income for the year, which is the excess of the sum of the Fund’s qualified interest income (generally, its U.S.-source interest income) over the deductions properly allocable to such income.  The aggregate amount treated as a “short-term capital gain dividend” is limited to the excess of the Fund’s net short-term capital gain over its net long-term capital loss. In order to qualify for this exemption from withholding, a foreign investor needs to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reported the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts.

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then any dividends, and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of foreign noncorporate shareholders, the Fund may be required to withhold backup withholding taxes at the applicable rate on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

Both dividends in respect of stock of the Fund, and, after December 31, 2018, gross proceeds from the sale of stock of the Fund, held by or through certain foreign financial institutions (including investment funds), require withholding tax at a rate of 30%, unless various certification, information reporting, due diligence and other applicable requirements (different from, and in addition to, those described above) are satisfied.  Payments to a foreign financial institution generally will be subject to withholding unless, among other things, it enters into an agreement with the U.S. Treasury to obtain information with respect to and report on accounts held by certain U.S. persons or U.S. owned foreign entities, and to withhold on payments made to certain account holders.  Payments to a foreign entity that is not a foreign financial institution generally will be subject to withholding if such entity or another non-financial foreign entity is the beneficial owner of the payment unless, among things, the beneficial owner or payee either certifies that the beneficial owner of the payment does not have any “substantial United States owners” or provides certain identifying information with respect to each of its substantial United States owners.  Alternatively, such payments may be exempt from U.S. withholding pursuant to an intergovernmental approach whereby the government of a foreign country enters into an agreement with the U.S. Treasury providing for the collection and reporting of specified financial information.  Payments that are taken into account as effectively connected income are not subject to these withholding rules.  Foreign shareholders should consult their own tax advisers as to the applicability and consequences of this new legislation to them.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein.  Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Cost Basis Reporting

The Fund is generally required by law to report to shareholders and the IRS on Form 1099-B “cost basis” information for shares of the Fund acquired on or after January 1, 2012, and sold or redeemed after that date. Upon a disposition of such shares, the Fund will be required to report the adjusted cost basis, the gross proceeds from the disposition, and the character of realized gains or losses attributable to such shares. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The “cost basis” of a share is generally its purchase price adjusted for dividend reinvestments, returns of capital, and other corporate actions. “Cost basis” is used to determine whether a sale or other disposition of the shares results in a gain or loss.

The Fund will permit shareholders to elect among several IRS-accepted cost basis methods to determine the cost basis in their shares. If a shareholder does not affirmatively elect a cost basis method, then the Fund’s default cost basis calculation method, which is currently the average cost method, will be applied to their account. Non-Covered shares (those shares purchased before January 1, 2012 and those shares that do not have complete cost basis information, regardless of purchase date) will be used first for any redemptions made after January 1, 2012, regardless of your cost basis method of election unless you have chosen the specific identification method and have designated covered shares (those purchased after January 1, 2012) at the time of your redemption. The cost basis method elected or applied may not be changed after the settlement date of a sale of shares.

If a shareholder holds shares through a broker, the shareholder should contact that broker with respect to the reporting of cost basis information.

Shareholders are urged to consult their tax advisers regarding specific questions with respect to the application of the new cost basis reporting rules and, in particular, which cost basis calculation method to elect.

Effect of Future Legislation, Foreign, State and Local Tax Considerations

The foregoing general discussion of U.S. federal income and excise tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI.  Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein and any such changes or decisions may have a retroactive effect.

Rules of foreign, state and local taxation of ordinary income dividends, qualified dividends, exempt-interest dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above.  Shareholders are urged to consult their tax advisers as to the consequences of these and other foreign, state and local tax rules affecting an investment in the Fund.

ADDITIONAL INFORMATION

Description of Shares

The Trust is a Delaware statutory trust. The Trust’s Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, with a par value $0.001 per share.

The Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the prospectus and this SAI, the Trust’s shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, shares of the Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective series, of any general assets not belonging to any particular series that are available for distribution.

Disclosure of Portfolio Holdings

The Board has adopted policies with respect to the disclosure of the Fund’s portfolio holdings by the Fund, the Adviser, or their affiliates. These policies provide that the Fund’s portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Fund, third parties providing services to the Fund (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Fund.

The Trust’s Chief Compliance Officer is responsible for monitoring the Fund’s compliance with these policies and for providing regular reports (at least annually) to the Board regarding the adequacy and effectiveness of the policy and recommend changes, if necessary.

Non-Public Disclosures

The Adviser may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Fund’s policies provide that non-public disclosures of the Fund’s portfolio holdings may only be made if: (i) the Fund has a “legitimate business purpose” (as determined by the President of the Trust) for making such disclosure; and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information and describes any compensation to be paid to the Fund or any “affiliated person” of the Adviser or Distributor, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

The Adviser will consider any actual or potential conflicts of interest between the Adviser and the Fund’s shareholders and will act in the best interest of the Fund’s shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings

As previously authorized by the Board and/or the Trust’s executive officers, the Fund periodically discloses non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Fund in its day-to-day operations, as well as public information to certain ratings organizations. These entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Fund. In none of these arrangements does the Fund or any “affiliated person” of the Adviser or Distributor receive any compensation, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Adviser	Victory Capital Management Inc.	Daily.
Distributor	Victory Capital Advisers, Inc.	Daily.
Custodian	Citibank, N.A.	Daily.
Sub-Fund Accountant	Citi Fund Services Ohio, Inc.	Daily.
Independent Registered Public Accounting Firm	Ernst & Young LLP

Annual Reporting Period: Within Accounting Firm, 15 business days of end of reporting period.
Semiannual Reporting Period: within 31 business days of end of reporting period.
Rule 17f-2 Audit: twice annually without prior notice to the Fund.

Printer for Financial Reports	Merrill Corporation	Up to 30 days before distribution to shareholders.
Legal Counsel, for EDGAR filings on Forms N-CSR and Form N-Q	Morrison & Foerster LLP	Up to 30 days before filing with the SEC.
Ratings Agency	Lipper	Quarterly, no sooner than 15 calendar days after the end of the previous quarter.
Ratings Agency	Morningstar	Quarterly, no sooner than 15 calendar days after the end of the previous quarter.
Financial Data Service	Bloomberg L.P.	Quarterly, no sooner than 15 calendar days after the end of the previous quarter.

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information, except as necessary in providing services to the Fund.

There is no guarantee that the Fund’s policies on use and dissemination of holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of such information.

Independent Registered Public Accounting Firm

Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street Cincinnati, Ohio 45202, serves as the independent registered public accounting firm for the Fund.

Legal Counsel

Morrison & Foerster LLP, 250 West 55th Street, New York, New York 10019, is the counsel to the Trust.

Expenses

The Fund bears the following expenses relating to its operations, including: taxes, interest, brokerage fees and commissions, fees of the Trustees, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the Fund’s existence, costs of shareholders’ reports and meetings and any extraordinary expenses incurred in the Fund’s operation.

Principal Holders of Securities

The names and addresses of the record holders and, to the best knowledge of the Trust, the beneficial owners of 5% or more of the outstanding shares of the Fund’s equity securities as of February 22, 2017, and the percentage of the outstanding shares held by such holders are set forth in the following table. Each shareholder that beneficially owns more than 25% of the voting securities of the Fund may be deemed a control person of the Fund’s outstanding shares and, thereby, may influence the outcome of matters on which shareholders are entitled to vote. Since the economic benefit of investing in the Fund is passed through to the underlying investors of the record owners of 25% or more of Fund shares, these record owners are not considered the beneficial owners of the Fund’s shares or control persons of the Fund.

Name and Address of Owner	Percent Owned of Record
PIMS Prudential Retirement 235 South Berentania Street Honolulu, HI 96813	75.98%

Fidelity Investments 100 Magellan Way KW1C Employee Benefits Plans Covington KY 41015	14.34%

Shareholders of the Fund are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote (“share-based voting”). Alternatively (except where the 1940 Act requires share-based voting), the Trustees in their discretion may determine that shareholders are entitled to one vote per dollar of NAV (with proportional voting for fractional dollar amounts). Shareholders of all series and classes will vote together as a single class on all matters except (1) when required by the 1940 Act or when the Trustees have determined that a matter affects one or more series or classes materially differently, shares shall be voted by individual series or class; and (2) when the Trustees have determined that the matter affects only the interests of a particular series or class, then only shareholders of such series or class shall be entitled to vote thereon.

There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months and who hold shares having an NAV of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

The Trust instrument permits the Trustees to take certain actions without obtaining shareholder approval, if the Trustees determine that doing so would be in the best interests of shareholders. These actions include: (a) reorganizing the Fund with another investment company or another series of the Trust; (b) liquidating the Fund; (c) restructuring the Fund into a “master/feeder” structure, in which the Fund (the “feeder”) would invest all of its assets in a separate “master” fund; and (d) amending the Trust Instrument, unless shareholder consent is required by law.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares, as defined in the 1940 Act, of the series affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of the Fund will be required in connection with a matter, the Fund will be deemed to be affected by a matter unless it is clear that the interests of the Fund and any other series in the matter are identical, or that the matter does not affect any interest of other series of the Trust. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to the Fund only if approved by a majority of the outstanding shares of the Fund. However, Rule 18f-2 also provides that the ratification of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

Shareholder and Trustee Liability

The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations and the Trust Instrument provides that shareholders of the Trust shall not be liable for the obligations of the Trust. The Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Trust Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Trust Instrument states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Fund or the conduct of the Trust’s business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Trust Instrument also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

Financial Statements

The audited financial statements of the Trust, with respect to the Fund, for the fiscal year ended October 31, 2016 are incorporated by reference herein.

Miscellaneous

As used in the prospectus and in this SAI, “assets belonging to a fund” (or “assets belonging to the Fund”) means the consideration received by the Trust upon the issuance or sale of shares of the Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Trust, which general liabilities and expenses are not readily identified as belonging to a particular series that are allocated to that series by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular series will be the relative NAV of each respective series at the time of allocation. Assets belonging to a particular series are charged with the direct liabilities and expenses in respect of that series, and with a share of the general liabilities and expenses of each of the series not readily identified as belonging to a particular series, which are allocated to each series in accordance with its proportionate share of the NAVs of the Trust at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to a particular series will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular series are conclusive.

As used in the prospectus and in this SAI, a “vote of a majority of the outstanding shares” of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Prospectus and this SAI are not an offering of the securities described in these documents in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this SAI.

While this SAI and the Prospectus describe pertinent information about the Trust and the Fund, neither this SAI nor the Prospectus represents a contract between the Trust or the Fund and any shareholder.

APPENDIX A

Description of Security Ratings

Set forth below are descriptions of the relevant ratings of each of the NRSROs. These NRSROs and the descriptions of the ratings are as of the date of this SAI and may subsequently change.

Moody’s

Global Long-Term Ratings. Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. The following describes the global long-term ratings by Moody’s.

Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Medium-Term Note Program Ratings. Moody’s assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes). MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Global Short-Term Ratings. Ratings assigned on Moody’s global short-term rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. The following describes Moody’s global short-term ratings.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1. — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2. — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3. — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP. — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Speculative Grade Liquidity Ratings. Moody’s Speculative Grade Liquidity Ratings are opinions of an issuer’s relative ability to generate cash from internal resources and the availability of external sources of committed financing, in relation to its cash obligations over the coming 12 months. Speculative Grade Liquidity Ratings will consider the likelihood that committed sources of financing will remain available. Other forms of liquidity support will be evaluated and consideration will be given to the likelihood that these sources will be available during the coming 12 months. Speculative Grade Liquidity Ratings are assigned to speculative grade issuers that are by definition Not Prime issuers.

SGL-1 — Issuers rated SGL-1 possess very good liquidity. They are most likely to have the capacity to meet their obligations over the coming 12 months through internal resources without relying on external sources of committed financing.

SGL-2 — Issuers rated SGL-2 possess good liquidity. They are likely to meet their obligations over the coming 12 months through internal resources but may rely on external sources of committed financing. The issuer’s ability to access committed sources of financing is highly likely based on Moody’s evaluation of near-term covenant compliance.

SGL-3 — Issuers rated SGL-3 possess adequate liquidity. They are expected to rely on external sources of committed financing. Based on its evaluation of near-term covenant compliance, Moody’s believes there is only a modest cushion, and the issuer may require covenant relief in order to maintain orderly access to funding lines.

SGL-4 — Issuers rated SGL-4 possess weak liquidity. They rely on external sources of financing and the availability of that financing is, in Moody’s opinion, highly uncertain.

Short-Term Obligation Ratings. While the global short-term ‘prime’ rating scale is applied to U.S. municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG-1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG-3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale. The rating transitions on the VMIG scale, as shown in the diagram below, differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG-1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG-2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG-3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

• Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

• Nature of and provisions of the obligation, and the promise imputed by Standard & Poor’s;

• Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA — An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C — An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D — An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard &

Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR — This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-) — The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings. The following describes Standard & Poor’s short-term issue credit ratings.

A-1 — A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 — A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D — A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Municipal Short-Term Note Ratings. The following describes Standard & Poor’s Municipal Short-Term Note Ratings.

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

• Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

• Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2. Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3. Speculative capacity to pay principal and interest.

Active Qualifiers

L — Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p — This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

pi — Ratings with a ‘pi’ suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ suffix. Ratings with a ‘pi’ suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

prelim — Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

• Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

• Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

• Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

• Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

• Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

• A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t — This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Fitch

International Long-Term Ratings

Investment Grade

AAA — Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB — Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB — Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B — Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC, CC, C — High levels of credit risk. “CCC” ratings indicates that default is a real possibility. ‘CC’ ratings indicates that default of some kind appears probable. ‘C’ ratings indicate that default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD — Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a distressed debt exchange on one or more material financial obligations.

D — Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

International Short-Term Ratings. The following describes Fitch’s two highest short-term ratings:

F1. Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2. Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

Notes to Long- and Short-term ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Issuer Default Ratings category, or to Long-Term Issuer Default Ratings categories below ‘B’.

NR — A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Withdrawn — The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

Rating Watch — Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (‘CCC’, ‘CC’ and ‘C’) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook — trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as “Evolving”.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions and covered bonds. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the ‘CCC’, ‘CC’ and ‘C’ categories. Defaulted ratings typically do not carry an Outlook.